                                                                  EXHIBIT 10(ab)

             SECOND AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT

                                  By and Among:

                               PULTE FUNDING, INC.
                                  As Borrower,

                                       and

                             CALYON NEW YORK BRANCH
                            As Administrative Agent,

                                       and

                        LASALLE BANK NATIONAL ASSOCIATION
                               As Collateral Agent

                           Dated as of August 19, 2005

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I GENERAL TERMS...................................................     1

    1.1  Certain Definitions..............................................     1

ARTICLE II APPOINTMENT OF COLLATERAL AGENT................................     2

    2.1  Appointment......................................................     2
    2.2  Collateral Agency Fees...........................................     2

ARTICLE III COLLATERAL PROCEDURES.........................................     2

    3.1  Collateral.......................................................     2
    3.2  Delivery of Collateral to the Collateral Agent...................     3
    3.3  Power of Attorney................................................     5
    3.4  Redemption of Mortgage Collateral................................     6
    3.5  Correction of Mortgage Notes.....................................     9
    3.6  Special Borrowings...............................................     9
    3.7  Collateral Reporting.............................................    10
    3.8  Further Obligations of the Collateral Agent......................    11
    3.9  Segregation of Collateral........................................    11
    3.10 Delivery of Required Documents to the Administrative
         Agent............................................................    11

ARTICLE IV THE COLLATERAL AGENT...........................................    11

    4.1  Instructions to the Collateral Agent.............................    11
    4.2  Reliance by the Collateral Agent; Responsibility of
         the Collateral Agent.............................................    11
    4.3  Agents and Affiliates............................................    15
    4.4  Successor Collateral Agent.......................................    15
    4.5  Right of Inspection..............................................    16
    4.6  Accounting in Certain Circumstances..............................    16

ARTICLE V INDEMNIFICATION.................................................    17

    5.1  Indemnities by the Borrower......................................    17

ARTICLE VI MISCELLANEOUS..................................................    18

    6.1  Notices..........................................................    18
    6.2  Amendments, Etc..................................................    18
    6.3  Invalidity.......................................................    18
    6.4  Survival of Agreements...........................................    18
    6.5  Cumulative Rights................................................    19
    6.6  Construction; Governing Law......................................    19
    6.7  Successors and Assigns...........................................    19

    6.8  The Collateral Agent Representations and Warranties.......      19
    6.9  Rights of Atlantic Program Agent..........................      19
    6.10 Counterparts..............................................      20
    6.11 No Proceedings............................................      20

                                 SCHEDULES AND EXHIBITS

Schedule I                 Collateral Review Functions
Schedule II                Addresses and Notices
Schedule III               Approved Investors

Exhibit D-1                Definitions
Exhibit D-2                Security Agreement
Exhibit D-3                Form of Restated Assignment of Account
Exhibit D-4                Assignment
Exhibit D-5                Form of Transfer Request
Exhibit D-5A(a)            Form of Shipping Request (Conforming Loans)
Exhibit D-5A(b)            Form of Shipping Request (Non-Conforming Loans)
Exhibit D-6(a)             Bailee and Security Agreement Letter
Exhibit D-6(b)             Bailee and Security Agreement Letter for Pool Custodian
Exhibit D-7                Trust Receipt and Security Agreement for Approved Investors
Exhibit D-8                Collateral Agent Daily Report
Exhibit D-9                [Reserved]
Exhibit D-10               UCC Financing Statements
Exhibit D-11               [Reserved]
Exhibit D-12               Assignment of Trade
Exhibit D-13               Form of Substitution Assignment

             SECOND AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT

                           Dated as of August 19, 2005

      THIS SECOND AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (the "Agreement"), among PULTE FUNDING, INC., a Michigan corporation (the "Borrower"), CALYON NEW YORK BRANCH ("Calyon New York"), in its capacity as the administrative agent for the "Lenders" under and as defined in the Second Restated Loan Agreement referred to below (the "Administrative Agent"), and LASALLE BANK NATIONAL ASSOCIATION in its capacity as collateral agent hereunder (the "Collateral Agent").

      WHEREAS, the Borrower, Atlantic Asset Securitization LLC, as an Issuer, Jupiter Securitization Corporation ("Jupiter") as an Issuer, La Fayette Asset Securitization LLC ("La Fayette") as an Issuer, Calyon New York as a Bank, a Managing Agent and the Administrative Agent, JPMorgan Chase Bank, National Association ("JPMorgan") as a Bank and as a Managing Agent, Lloyds as a Bank, and the Servicer are entering into that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (the "Second Restated Loan Agreement");

      WHEREAS, the Borrower entered into that certain Collateral Agency Agreement, dated as of December 22, 2000, among the Borrower, the Administrative Agent and JPMorgan, as amended by that certain Amendment to Collateral Agency Agreement, dated as of February 27, 2001, among the Borrower, the Administrative Agent and JPMorgan, as amended by that certain Second Amendment to Collateral Agency Agreement, dated as of September 28, 2001, among the Borrower, the Administrative Agent and JPMorgan, and as further amended by that certain Omnibus Amendment, dated as of November 16, 2001, among the Borrower, the Administrative Agent and the Collateral Agent (together, the "Original Collateral Agency Agreement") to provide for the holding and monitoring of Collateral to be furnished pursuant to the Original Loan Agreement; and

      WHEREAS, the Borrower, the Administrative Agent and the Collateral Agent wish to enter into this Agreement to amend and restate a second time the Original Collateral Agency Agreement and to amend certain provisions thereof;

      NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                  GENERAL TERMS

      1.1 Certain Definitions.

      Unless otherwise defined herein or in the Second Restated Loan Agreement, terms are used herein as defined in Exhibit D-1 hereto.

                                   ARTICLE II

                         APPOINTMENT OF COLLATERAL AGENT

      2.1 Appointment.

      The Administrative Agent, on behalf of the holders of the Obligations, hereby appoints LaSalle Bank National Association, as "Collateral Agent" under this Agreement and authorizes the Collateral Agent to take such action on the Administrative Agent's behalf and to exercise such powers and perform such duties as are hereby expressly delegated to the Collateral Agent by the terms of this Agreement, together with such powers as are reasonably incidental thereto.

            (a) The Collateral Agent hereby accepts such appointment and agrees to hold, maintain, and administer for the exclusive benefit of the holders of the Obligations all Collateral at any time delivered to it by or on behalf of the Borrower as herein provided. The Collateral Agent acknowledges and agrees that it is acting and will act with respect to the Collateral for the exclusive benefit of the holders of the Obligations and shall not be subject with respect to the Collateral in any manner or to any extent to the direction or control of the Borrower except as expressly permitted hereunder. The Collateral Agent (or its designee) on behalf of the holders of the Obligations, agrees to act in accordance with this Agreement and in accordance with any written instructions of the Administrative Agent as provided in this Agreement. Under no circumstances shall the Collateral Agent deliver possession of Collateral to the Borrower except in accordance with the express terms of this Agreement or otherwise upon the written instruction of the Administrative Agent as provided in this Agreement.

      2.2 Collateral Agency Fees.

      The Borrower agrees to pay such fees and expenses of the Collateral Agent as shall be agreed to between the Collateral Agent and the Borrower from time to time.

                                   ARTICLE III

                              COLLATERAL PROCEDURES

      3.1 Collateral.

            (a) The Borrower has executed and delivered to the Collateral Agent:

                  (i) a Security Agreement in favor of the Administrative Agent for the benefit of the holders of the Obligations in substantially the form of Exhibit D-2 hereto;

                  (ii) a Restated Assignment of Account in
            favor of the Administrative Agent for the benefit of the holders of the Obligations substantially in the form of Exhibit D-3 hereto; and

                  (iii) the Assignments provided for in Section 3.2 hereof.

            (b) The Borrower has delivered to the Collateral Agent UCC financing statements in the form of Exhibit D-10 hereto.

            (c) From time to time the Borrower shall execute and deliver to the Collateral Agent such other documents as shall be specified in a notice by the Administrative Agent to the Collateral Agent as documents that are required to be delivered to the Collateral Agent pursuant to this Agreement.

            (d) The Collateral Agent's only responsibility is to hold the aforementioned documents and the Collateral Agent shall have no obligation to track, amend or continue any financing statement.

      3.2 Delivery of Collateral to the Collateral Agent.

            (a) Periodically, the Borrower may deliver Mortgage Loan Collateral to the Collateral Agent to hold as bailee for the Administrative Agent. Each delivery shall be made in association with an assignment of a security interest (the "Assignment") to the Administrative Agent, for the benefit of the holders of the Obligations, in all Mortgage Loans, Take-Out Commitments and related Collateral delivered with or described in such Assignment or any schedules thereto. The Borrower shall use substantially the form illustrated in Exhibit D-4 hereto for each Assignment, or such other form as may be acceptable to, or required by, the Administrative Agent, from time to time.

            (b) Each Assignment delivered to the Collateral Agent shall be accompanied by a completed Schedule I, Schedule II and Schedule III (which may be delivered electronically), using the forms of such schedules as prescribed in Exhibit D-4 hereto, and with respect to each Mortgage Loan described in Schedule I to each Assignment the following items (collectively, the "Principal Mortgage Documents"):

                  (i) the original of each Mortgage Note, endorsed by Pulte
            Mortgage in blank (without recourse) and all intervening endorsements thereto;

                  (ii) in the case of each Mortgage Loan, that
            is not a MERS Designated Mortgage Loan, an original assignment in blank for each Mortgage Note and the Mortgage securing such Mortgage Note, in recordable form executed by Pulte Mortgage or an officer of Pulte Mortgage authorized by the Mortgage Electronic Registration Service ("MERS") through a corporate resolution of MERS.

                  (iii) a certified copy of the executed Mortgage related to such Mortgage Note.

            (c) The Servicer shall hold in trust for the Administrative Agent for the benefit of the holders of the Obligations, with respect to each Mortgage Loan included in the Collateral:

                  (i) the original filed Mortgage relating to such Mortgage
            Loan; provided, however, that until an original Mortgage is received from the public official charged with its filing and recordation, a copy, certified by the closing agent to be a true and correct copy of the filed and recorded original, may be used by the Borrower to satisfy this requirement;

                  (ii) other than with respect to a HUD Repossessed Property that is sold to a consumer, a mortgagee's policy of title insurance (or binding unexpired commitment to issue such insurance if the policy has not yet been delivered to the Servicer) insuring that the original mortgagee and its successors and assigns have a perfected, first-priority Lien created by the Mortgage securing such Mortgage Loan (subject to title exceptions that conform to the related Take-Out Commitment) in a policy amount not less than the principal amount of such Mortgage Loan,

                  (iii) the original hazard insurance policy, appropriately
            indicating that all insurance proceeds will be paid to the original mortgagee and its successors and assigns, referred to in Section 6.6(b) of the Second Restated Loan Agreement which relate to such Mortgage Loan, or other evidence of insurance reasonably acceptable to the Administrative Agent,

                  (iv) the form of current appraisal of the Property described in the Mortgage, prepared by a state licensed appraiser, that complies with all applicable Governmental Requirements, including all Governmental Requirements that are applicable to the Lenders or any other Affected Party, provided, however, that no appraisal shall be required for Mortgage Loans (x) financing HUD repossessed Property that is sold to a consumer, financed with an FHA loan, fully insurable and in accordance with FHA guidelines, but for which an appraisal is not required, and (y) representing so called VA Rate Reduction or FHA Streamline refinances, insurable in accordance with VA and FHA guidelines, but for which an appraisal is not required; and

                  (v) all other original documents, collectively, the "Other
            Mortgage Documents."

      Upon request of the Administrative Agent, the Borrower shall immediately deliver, or shall cause to be delivered, all such items, held in trust, to the Collateral Agent as bailee for the Administrative Agent or such other party as may be designated in such notice. The Collateral Agent shall hold such items, but shall have no obligation to review or inventory them.

            (d) The Servicer shall provide the Collateral Agent and the Administrative Agent with full access to all Other Mortgage Documents held in trust for the Administrative Agent during normal business hours on any Business Day upon at least one Business Days' notice.

            (e) With respect to each Assignment, together with the related electronic transmission, that is received by the Collateral Agent by 8:00 a.m. (eastern time) on a Business Day, the Collateral Agent shall include the Mortgage Loans identified thereon when calculating the Collateral Value of Eligible Mortgage Collateral and in preparing the Collateral Agent Daily Report to be delivered on such Business Day, even if the Collateral Agent has not completed its review of the related Principal Mortgage Documents. The Collateral Agent shall review the Principal Mortgage Documents delivered with any such Assignment before the opening of business on the next succeeding Business Day. The Collateral Agent's responsibility to review such Collateral is limited to the review steps described on Schedule I hereto. The Collateral Agent shall prepare by 11:00 a.m. (eastern time) on each Business Day, the Collateral Agent Daily Report provided for in Section 3.7 hereof, and furnish it to the Administrative Agent and the Borrower.

            (f) The Collateral Agent shall, acting on behalf of the Administrative Agent for the benefit of the holders of the Obligations, and as agent and bailee of, and as custodian for, the Administrative Agent for the benefit of the holders of the Obligations, retain possession and custody of the documents delivered to the Collateral Agent pursuant hereto, which documents shall, subject to Section 4.2(m) and 4.4, remain in the state of Illinois, for all purposes (including but not limited to the perfection of the security interest of the Administrative Agent, for the benefit of the holders of the Obligations, in such Collateral) until the Collateral is to be released pursuant to Section 3.4 hereof.

            (g) At the Borrower's election, in its sole and absolute discretion, the Borrower may cause the substitution of any Collateral with any like Collateral, so long as the updated Collateral Value exceeds the total Principal Debt, by fulfilling the same duties and obligations in connection with substituting Collateral as required for the delivery of any Collateral under the Transaction Documents (excluding delivering the Assignment), including, but not limited to, delivering the Substitution Assignment by 4:00 p.m. (eastern time) on such Business Day, substantially in the form illustrated in Exhibit D-13 hereto, and the Transfer Request, substantially in the form illustrated in Exhibit D-5 hereto. Any substitution that is the subject of a Substitution Assignment received by the Collateral Agent by 4:00 p.m. (eastern time) on a Business Day shall be effective on that same Business Day or shall be effective on the following Business Day if the Substitution Assignment is received after 4:00 p.m. (eastern time) or on a day which is not a Business Day.

      3.3 Power of Attorney.

            (a) Subject to subsection (b) below, the Borrower hereby irrevocably appoints the Administrative Agent, for the benefit of the holders of the Obligations, its attorney in fact, with full power of substitution, for and on behalf and in the name of the Borrower, to: (i) endorse and deliver to any Person any check, instrument or other paper coming into the Collateral Agent's, the Administrative Agent's or any Lender's possession and representing payment made in respect of any Mortgage Note or Take-Out Commitment delivered hereunder or in respect of any other Collateral; (ii) prepare, complete, execute, deliver and record any Assignment to the Collateral Agent, the Administrative Agent or to any other Person of any Mortgage relating to any Mortgage Note delivered hereunder as Mortgage Loan Collateral; (iii) endorse and deliver any Mortgage Note as Mortgage Loan Collateral arising as proceeds thereof, and do every other thing necessary or desirable to effect transfer of all or any part of the Mortgage Loan Collateral to the Administrative Agent, for the benefit of the holders of the Obligations, or to any other Person; (iv) take all necessary and appropriate action with respect to all Obligations and the Mortgage Loan Collateral to be delivered to the Collateral Agent or the Administrative Agent or held by the Borrower in trust for the Administrative Agent for the benefit of the holders of the Obligations; (v) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Take-Out Commitment or any other part of the Mortgage Loan Collateral; and (vi) sign the Borrower's name wherever appropriate to effect the performance of this Agreement.

            (b) This Section 3.3 shall be liberally, not restrictively, construed so as to give the greatest latitude to the Administrative Agent's powers, as the Borrower's attorney-in-fact, to collect, sell, and deliver any of the Mortgage Loan Collateral and all other documents relating thereto. The powers and authorities herein conferred on the Administrative Agent may be exercised by the Administrative Agent through any Person who, at the time of the execution of a particular instrument, is an authorized officer or agent of the Administrative Agent. The power of attorney conferred by this Section 3.3 shall become effective upon the occurrence, and remain effective during the continuance, of a Default or an Event of Default and is granted for a valuable consideration and is coupled with an interest and irrevocable so long as the Obligations, or any part thereof, shall remain unpaid or any Bank Commitment is outstanding. All Persons dealing with the Administrative Agent, any officer thereof, or any substitute attorney, acting pursuant hereto shall be fully protected in treating the powers and authorities conferred by this Section 3.3 as existing and continuing in full force and effect until advised by the Administrative Agent that the Obligations have been fully and finally paid and satisfied and all Bank Commitments have been terminated.

      3.4 Redemption of Mortgage Collateral.

            (a) Generally. So long as the Collateral Agent does not receive written notice of the existence of a Default or Event of Default, the Borrower or the Servicer (on behalf of the Borrower) may obtain releases of the Administrative Agent's security interest in all or any part of the Collateral (including releases from the Collection Account) at any time, and from time to time, if the Servicer notifies the Collateral Agent (i) that (immediately after giving effect to any requested release) total Collateral Value of all Eligible Mortgage Collateral (immediately after giving effect to the requested release) equals or exceeds the Principal Debt, or (ii) that either (A) the Borrower has made a principal payment on account of the Principal Debt in an amount, or (B) the Borrower will deliver to the Collateral Agent (and the Collateral Agent has received) as bailee for the Administrative Agent substitute Eligible Mortgage Collateral with a Collateral Value, such that after giving effect to such payment or delivery, the total Collateral Value of all Eligible Mortgage Collateral will equal or exceed the Principal Debt. Each request for a partial release of Collateral (a "Transfer Request") shall be addressed to the Collateral Agent and the Administrative Agent and (i) shall be substantially in the form illustrated in Exhibit D-5 hereto (or such other form as may be reasonably acceptable to or required by the Administrative Agent, from time to time) and (ii) shall be in the form of an electronic transmission which shall include a schedule substantially in the form illustrated on Schedule I to Exhibit D-5 (or such other form as may be reasonably acceptable to or required by the Administrative Agent, from time to time).

            (b) Redemption Pursuant to Sale. So long as no Default or Event of Default is continuing, the Borrower or the Servicer (on behalf of the Borrower) may from time to time request that the Administrative Agent permit a sale of Mortgage Loan Collateral to, or the pooling of Mortgage Loan Collateral for, an Approved Investor, pursuant to a Take-Out Commitment. Upon the receipt by the Collateral Agent of a Shipping Request from the

Borrower identifying Collateral to be delivered to an Approved Investor, and so long as the Collateral Agent does not receive written notice of the existence of a Default or an Event of Default:

                  (i) The Collateral Agent shall deliver to the Approved
            Investor, or its loan servicing provider or custodian, under the Collateral Agent's "Bailee and Security Agreement Letter," substantially in the form of Exhibit D-6(a), or D-6(b) hereto or such other form as may be reasonably approved by the Administrative Agent as appropriate, the items of Mortgage Loan Collateral being sold which are held by the Collateral Agent as bailee for the Administrative Agent pursuant to Section 3.2 hereof, with the release of the security interest in favor of the Administrative Agent for the benefit of the holders of the Obligations in such items being conditioned upon timely payment to the Administrative Agent of the amount described in Section 3.4(b)(iii);

                  (ii) The Servicer shall, as agent for the Administrative
            Agent, deliver to such Approved Investor, or such Approved Investor's loan servicing provider or custodian, under a letter agreement or other arrangement reasonably approved by the Administrative Agent the items held by the Servicer pursuant to
            Section 3.2(c) that are related to the Mortgage Loan Collateral to be transferred on the condition that such Approved Investor or its loan servicing provider or custodian shall hold or control such Other Mortgage Documents as bailee for the Administrative Agent for the benefit of the holders of the Obligations until the Approved Investor has either paid the full purchase price for such Mortgage Loan Collateral to the Administrative Agent pursuant to the terms of the related Take-Out Commitment;

                  (iii) Within forty-five (45) days after the delivery by the
            Collateral Agent to such Approved Investor or its loan servicing provider or custodian of the items of Mortgage Loan Collateral described in Section 3.4(b)(i), the Borrower shall make a payment, or shall cause a payment to be made, to the Collection Account, for distribution to the Administrative Agent for the account of the Lenders in an amount at least equal to the full purchase price for such Mortgage Loan Collateral or shall substitute Eligible Mortgage Collateral as permitted by this Section 3.4; and

                  (iv) With respect to each Shipping Request that is received by the Collateral Agent by 8:00 a.m. (eastern time) on a Business Day, the Collateral Agent shall use due diligence and reasonable efforts to review such Shipping Request and prepare the Mortgage Loan files identified in each Shipping Request, for shipment prior to the close of business on such day.

            (c) Transfers. So long as the Collateral Agent does not receive notice of Default or Event of Default, subject to Section 3.4(a) and (b), the Borrower shall, at any time, be permitted to cause the Collateral Agent to reflect the transfer of Mortgage Loans to any Permitted Transferees (as defined below) by means of its daily electronic transmissions to the Collateral Agent, together with delivery of a Transfer Request delivered to the Collateral Agent, identifying each Mortgage Loan being transferred. The Collateral Agent's sole responsibility with respect to any such transfers shall be to correctly reflect such transfers on its computer system and books and records and to indicate, on its Collateral Agent's Daily Report, that such transfers have been effected. "Permitted Transferees" means the Lenders pursuant to that certain Fifth Amended and Restated Revolving Credit Agreement, dated as of June 30, 2004, as amended, on behalf of the Originator, in connection with any sale and transfer thereto effected pursuant to the terms of the Second Restated Repurchase Agreement and any Approved Investor approved by the Administrative Agent and the Collateral Agent as a Permitted Transferee. However, requested transfers will not be made
(A) if the Servicer notifies the Collateral Agent that total Principal Debt will equal or exceed the total Collateral Value of Eligible Mortgage Collateral immediately after giving effect to a requested transfer and any accompanying substitution of Mortgage Collateral or (B) if the Collateral Agent shall have received written notice from the Administrative Agent that a Default or Event of Default has occurred.

            (d) Continuation of Lien. Unless released in writing by the Administrative Agent as herein provided, the security interest in favor of the Administrative Agent for the benefit of the holders of the Obligations, in all Mortgage Loan Collateral transmitted pursuant to Section 3.4(b) shall continue in effect until such time as the Administrative Agent shall have received payment in full of the amount described in Section 3.4(b)(iii).

            (e) Application of Proceeds; No Duty. Neither the Administrative Agent, nor the Collateral Agent, nor any Lender shall be under any duty at any time to credit the Borrower for any amounts due from any Approved Investor in respect of any purchase of any Mortgage Collateral contemplated under Section 3.4(b) above, until the Administrative Agent has actually received such amount in the form of immediately available funds, for deposit to the Collection Account. Neither the Administrative Agent, nor the Collateral Agent, nor any Lender shall be under any duty at any time to collect any amounts or otherwise enforce any obligations due from any Approved Investor in respect of any such purchase.

            (f) Mandatory Redemption of Mortgage Collateral. Notwithstanding any provision hereof to the contrary, if at any time a Collateral Deficiency exists, the Borrower shall, immediately upon receipt of notice (which may be by telephone, promptly confirmed in writing) from the Administrative Agent or the Collateral Agent, make a deposit to the Collection Account or pledge, assign and deliver additional or substitute Eligible Mortgage Collateral to the Administrative Agent for the benefit of the holders of the Obligations, so that, immediately after giving effect to such payment or pledge and assignment, total Collateral Value of Eligible Mortgage Collateral shall be equal to or greater than the Principal Debt.

            (g) Representation in Connection with Releases, Sales and Transfers. The Borrower represents and warrants that each request for any release or transfer pursuant to Section 3.4(a) or Section 3.4(b) shall automatically constitute a representation and warranty to the Lenders, the Administrative Agent, and the Collateral Agent to the effect that immediately before and after giving effect to such release or Transfer Request, the Collateral Value of Eligible Mortgage Collateral shall exceed the Principal Debt. In connection with any request for a release or a Transfer Request, the Collateral Agent may assume, in the absence of written notice to the contrary received from the Administrative Agent, that immediately before and after giving effect to such release of Collateral or Transfer Request, no Default or Event of Default exists.

            (h) Limitation on Releases. Notwithstanding any provision to the contrary, the Collateral Agent shall not release any Collateral unless the Collateral Agent receives notice from the Servicer that the purchase price by the Approved Investor has been paid in immediately available funds to the Collection Account; provided, however, that the foregoing shall not apply if the Servicer notifies the Collateral Agent that immediately before and after giving effect thereto, the total Collateral Value of Eligible Mortgage Collateral (including any Eligible Mortgage Loans substituted for those Eligible Mortgage Loans being released) shall exceed aggregate Principal Debt; provided, further, that the Collateral Agent shall be under no obligation to verify whether such purchase price has been paid in immediately available funds to the Collection Account.

      3.5 Correction of Mortgage Notes.

      The Servicer may from time to time request, in writing in the form of Exhibit D-7 hereto, that the Collateral Agent deliver a Mortgage Note that constitutes Mortgage Loan Collateral so that such Mortgage Note may be replaced by a corrected Mortgage Note. Upon receipt by the Collateral Agent of such a request from the Servicer, and so long as the Collateral Agent has not received written notice that a Default or Event of Default shall be in existence, the Collateral Agent shall deliver to the Servicer, under the "Trust Receipt and Security Agreement Letter," substantially in the form of Exhibit D-7, hereto, or such other form as may be approved by the Administrative Agent, the Mortgage Note to be corrected, such delivery to be conditioned upon the receipt by the Collateral Agent within fourteen (14) calendar days of a corrected Mortgage Note. If the corrected Mortgage Note is not received within such time, then, beginning on the first Business Day following such fourteenth calendar day, the Collateral Agent shall assign such Mortgage Loan a Collateral Value of zero.

      3.6 Special Borrowings.

            (a) Pursuant to the Second Restated Loan Agreement, the Borrower may from time to time request that certain Borrowings be funded after delivery to the Collateral Agent of the related Assignment, but prior to the delivery to the Collateral Agent of the corresponding Principal Mortgage Documents (individually a "Special Borrowing"; collectively "Special Borrowings"). The Borrower and the Administrative Agent acknowledge that Advances in respect of Special Borrowings are subject to various terms and conditions of the Second Restated Loan Agreement, including those set forth in Section 2.3(c) to the Second Restated Loan Agreement.

            (b) Delivery of Principal Mortgage Documents. Within nine (9) Business Days after the earlier of the date that each Assignment is delivered or, if different, the date of origination of the related Special Mortgage Loan (and inclusion of the related Special Mortgage Loans within the computation of Collateral Value as reported on the Collateral Agent Daily Report) to the Collateral Agent, the Borrower shall deliver to the Collateral Agent all of the Principal Mortgage Documents pertaining to such Special Mortgage Loans, or make a mandatory prepayment so that after giving effect thereto, the Collateral Value of Eligible Mortgage Collateral (excluding such Special Mortgage Loans) shall equal or exceed the Principal Debt.

      3.7 Collateral Reporting.

            (a) At the commencement of each Business Day, and in no event later than 11:00 a.m. (eastern time), the Collateral Agent shall furnish to the Borrower, Servicer and the Managing Agents by facsimile (a hard copy of which shall not subsequently be mailed, sent or delivered to any such party, unless so requested by such party) a duly completed report in the form of Exhibit D-8 hereto, (the "Collateral Agent Daily Report") specifying and certifying the then total Collateral Value of the Eligible Mortgage Collateral and other information, all as more fully provided for therein. In furnishing the Collateral Agent Daily Report, the Collateral Agent may rely, without independent investigation of the correctness thereof, on:

                  (i) All information supplied by the Borrower to the Collateral
            Agent in any Assignment, or related electronic transmission, received by the Collateral Agent, including but not limited to the acquisition price paid for any Mortgage Loan, the unpaid principal balance of any Mortgage Loan as of its closing and funding date and the weighted average purchase price under Take Out Commitments used in the related Collateral Value calculation and whether the Mortgage Loan is a Conforming Loan, a Jumbo Loan, Super Jumbo Loan, a Subprime Loan, an Alt-A Loan or a Second Lien Loan;

                  (ii) The information supplied by the Borrower to the
            Collateral Agent, whether written or in any other form acceptable to the Collateral Agent, with respect to a determination as to whether amounts received in the Collection Account represent the purchase price paid for a specific Mortgage Loan or funds deposited to the Collection Account as a result of a Mortgage Loan's failure to close, and, consequently, whether the Collateral Value of such Mortgage Loan or failed Mortgage Loan should be removed from such calculation;

                  (iii) The most recent information supplied by the Borrower to the Collateral Agent with respect to the number of days by which payments on any Mortgage Loan constituting Collateral are past due; and

                  (iv) So long as the Collateral Agent does not receive written notice from the Administrative Agent that the Collateral Value of the Collection Account is an amount other than zero, the Collateral Value of the Collection Account is zero.

            (b) On any Business Day on which the Maximum Facility Amount, the Administrative Agent shall notify the Collateral Agent and the Borrower of the new Maximum Facility Amount under the Second Restated Loan Agreement.

            (c) By 2:00 p.m. (eastern time) on each Business Day, the Administrative Agent shall notify the Collateral Agent in writing if the Collateral Value of the Collection Account is other than zero.

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

      3.8 Further Obligations of the Collateral Agent.

      The Collateral Agent shall promptly notify the Administrative Agent if the Collateral Agent receives written notice (i) that any Lien (other than for the Administrative Agent for the benefit of the holders of the Obligations) has been placed, or attempted to be placed, on any Collateral for the Obligations or that the Administrative Agent's security interest shall have been challenged or (ii) that any Approved Investor has rejected any Collateral that is related to a Mortgage Loan that has been delivered to the Collateral Agent as Collateral for the Obligations.

      3.9 Segregation of Collateral.

      The Collateral Agent shall keep and maintain the Collateral on its documents, books and records separate and apart from its other Property and from any Property securing any liabilities of the Borrower to any other Person. Without limitation of the foregoing, the Collateral Agent shall keep and maintain the Collateral on its documents, books and records separate and apart from any collateral provided by the Borrower in favor of any other lender providing financing to the Borrower.

      3.10 Delivery of Required Documents to the Administrative Agent.

      Upon written request of the Administrative Agent, after the occurrence of and during the continuation of an Event of Default under the Second Restated Loan Agreement or in contemplation of removing the Collateral Agent as collateral agent hereunder, the Collateral Agent shall deliver within five (5) Business Days to the Administrative Agent or its designee any or all documents and other items of Collateral which are then in the possession or control of the Collateral Agent. The Administrative Agent shall provide the Borrower with a copy of any such notice delivered to the Collateral Agent. All special handling and delivery costs shall be paid by the Borrower.

                                   ARTICLE IV

                              THE COLLATERAL AGENT

      4.1 Instructions to the Collateral Agent.

      As to any matter not expressly provided for by this Agreement, the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Administrative Agent acting on behalf of the holders of the Obligations; provided, however, that the Collateral Agent shall not be required to take any action which may expose the Collateral Agent to any liability that such Collateral Agent determines to be unreasonable in light of the circumstances or which is contrary to this Agreement or any Governmental Requirement.

      4.2 Reliance by the Collateral Agent; Responsibility of the Collateral Agent.

            (a) The Collateral Agent shall perform its duties hereunder in accordance with the standards followed by the Collateral Agent in dealing with similar property for its own account. Notwithstanding anything to the contrary in this Agreement or any other Transaction

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

Document, neither the Collateral Agent nor any of its respective directors, officers, agents, representatives, employees, attorneys-in-fact or Affiliates shall be liable for any action taken or omitted to be taken by it or them (in their capacity as or on behalf of the Collateral Agent) under or in connection with this Agreement or the other Transaction Documents, except for its or their own gross negligence or willful misconduct, for which the Collateral Agent shall be liable. In no event shall the Collateral Agent, its directors, officers, agents, employees, affiliates or attorneys-in-fact or Affiliates be liable, directly or indirectly, for any special, indirect, punitive or consequential damages, unless such party has been advised of the possibility of such damages.

            (b) All Collateral at any time delivered to the Collateral Agent hereunder shall be held by the Collateral Agent in a fire resistant vault, drawer or other suitable depositary maintained and controlled solely by the Collateral Agent, conspicuously marked to show the interest therein of the Collateral Agent as bailee for the Administrative Agent on behalf of the holders of the Obligations and not commingled with any other assets or property of, or held by, the Collateral Agent for any person other than the Borrower or the Originator. The Collateral Agent shall have responsibility only for documents which have been actually delivered to the Collateral Agent in connection herewith and which have not been released to the Administrative Agent, the Borrower, a transferee or their respective agent or designee in accordance with this Agreement. In the event that a Mortgage Note has been delivered to the Collateral Agent and, subsequently, the Collateral Agent cannot locate such Mortgage Note, then the Collateral Agent shall prepare and execute a lost note affidavit with appropriate indemnification and shall deliver such lost note affidavit to the party that otherwise would have been entitled to delivery of the related Mortgage Note in accordance with this Agreement at the time such Mortgage Note would have been delivered.

            (c) Under no circumstances shall the Collateral Agent be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document nor shall the Collateral Agent be responsible for the value, form, substance, validity, perfection (other than by taking and continuing possession of the Collateral), priority, effectiveness or enforceability of any of such documents nor shall the Collateral Agent be under a duty to inspect, review or examine the documents to determine whether they are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

            (d) The Collateral Agent may accept but shall not be responsible for examining, determining the meaning or effect of, or notifying or advising the Borrower or the Administrative Agent in any way concerning, any item or document in any file regarding a Mortgage Loan that is not one of the items or documents listed in Section 3.2(b). The Borrower shall be solely responsible for providing to the Collateral Agent each and every document listed in Section 3.2(b) and for completing or correcting any omission, or incomplete or inconsistent document.

            (e) With respect to the calculations in connection with Collateral Agent Daily Reports, the Collateral Agent shall be entitled to rely upon the information contained in any Assignment. The Collateral Agent shall be responsible to confirm that (except for Special Mortgage Loans) all Principal Mortgage Documents relating to each Mortgage Loan the value of which is included in a Collateral Agent Daily Report are then held or deemed held by the Collateral Agent exclusively for the benefit of the holders of the Obligations under the terms of this Agreement (i.e., is not held by the Collateral Agent for the benefit of any other Person), and (ii) in the case of Special Mortgage Loans, to monitor and report the amount of such Special Mortgage Loans and the portion thereof for which the related Principal Mortgage Documents have been delivered to the Collateral Agent within the time period permitted under Section 3.7. Except as otherwise provided in this Agreement, the Collateral Agent shall have no duty to investigate or conduct any due diligence with respect to such information.

            (f) With respect to the determination of whether a Mortgage Loan constitutes an Eligible Mortgage Loan, the Collateral Agent may assume that (i) such Mortgage Loan meets the requirements of clauses (g), (h), (j), (l), (m),
(n), (o), (p) and (q) and subclauses (i), (ii) and (iii) of clause (i) of the definition of Eligible Mortgage Loan, (ii) such Mortgage Loan is "eligible for delivery" or "designated for delivery" under a Take-Out Commitment and is not delinquent for thirty (30) days or more unless the Collateral Agent has knowledge based upon specific written notice from the Borrower or the Administrative Agent, (iii) such Mortgage Loan is not a Seasoned Mortgage Loan,
(iv) subject to Sections 3.9(i), 3.10 and 4.2(e), such Mortgage Loan is subject to a perfected first-priority Lien in favor of the Administrative Agent for the benefit of the holders of the Obligations, and is not subject to any other Lien,
(v) such Mortgage Loan is a closed and funded Mortgage Loan, (vi) each of such Mortgage Loan and the related Mortgage Note is a legal, valid and binding obligation of the Obligor thereof, (vii) the beneficial interest of each Mortgage Loan has been acquired from the Originator on a servicing retained basis and (viii) such Mortgage Loan has not previously been sold to an Approved Investor and repurchased by Borrower. Notwithstanding anything contained in this
Section 4.2(f) to the contrary, the Collateral Agent shall be responsible to confirm that it has possession, or is deemed to have possession in accordance with the immediately preceding sentence, of all documentation relating to Collateral reported on a Collateral Agent's Daily Report.

            (g) The Collateral Agent is an agent and bailee only and is not intended to be, nor shall it be construed to be a trustee or fiduciary under this Agreement of or for either or both of the Borrower or the Administrative Agent.

            (h) The Collateral Agent shall retain possession and custody of the Principal Mortgage Documents received from the Borrower and pertaining to each Mortgage Loan file as agent and bailee of, and as custodian for, the Administrative Agent for all purposes (including but not limited to the perfection of the security interest of the Administrative Agent for the benefit of the holders of the Obligations) until the Collateral is released pursuant to
Section 3.4 or 3.5 hereof.

            (i) Without limitation of the generality of the foregoing, the Collateral Agent: (i) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by the Collateral Agent or the Borrower and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) except as provided in this Agreement, makes no warranty or representation to the Administrative Agent or the holders of any Obligations and shall not be responsible to the Administrative Agent or the holders of any Obligations for any statements, warranties or representations made in or in connection with this Agreement or the other Transaction Documents; (iii) except as provided in Article III and this
Section 4.2, shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iv) shall not be responsible to the Administrative Agent or the holders of any Obligations for the due execution, legality, validity, enforceability of this Agreement or any other instrument or document furnished pursuant hereto as it relates to any party other than the Collateral Agent, or for the genuineness, effectiveness, sufficiency, value, perfection or priority of any Collateral; and (v) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed in good faith by the Collateral Agent, to be genuine and signed or sent by the proper Person.

            (j) The Collateral Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact (which agents or attorneys-in-fact shall be accorded the same rights and obligations applicable to the Collateral Agent) and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall be responsible for the actions of any agent or attorneys-in-fact selected by it to the extent it would have been liable had it taken such action itself; provided, however, that nothing contained herein shall affect in any manner or any extent the rights of the Borrower or the Administrative Agent against such agents or attorneys-in-fact.

            (k) Collateral Agent's Funds. No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise required to be incurred by the terms of this Agreement) in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonable assured to it.

            (l) Collateral Agent's Performance. The Collateral Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

            (m) Merger of Collateral Agent. Any entity into which the Collateral Agent may be merged or converted or with which may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any entity succeeding to the business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            (n) Payments. The Collateral Agent shall have no duty to ascertain whether or not any cash amount or payment has been received by the Servicer or Administrative Agent or any third person; provided that the Collateral Agent shall have the duties set forth in Section 3.6 hereunder.

            (o) Adequacy. The Collateral Agent shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Collateral.

            (p) Custodial Notice. Any other provision of this Agreement to the contrary notwithstanding, the Collateral Agent shall have no notice, and shall not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement unless the Collateral Agent is a signatory party to that document or agreement. Notwithstanding the foregoing sentence, the Collateral Agent shall be deemed to have notice of the terms and conditions (including without limitation definitions not otherwise set forth in full in this Agreement) of other documents and agreements executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement, to the extent such terms and provisions are referenced, or are incorporated by reference, into this Agreement only as long as the Administrative Agent shall have provided a copy of any such document or agreement to the Collateral Agent.

            (q) Silence. The duties and obligations of the Collateral Agent shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Collateral Agent shall not be the party required to take the action or refrain from acting. In no event shall the Collateral Agent have any responsibility to ascertain or take action except as expressly provided herein.

            (r) Collateral Agent's Jurisdiction. Nothing in this Agreement shall be deemed to impose on the Collateral Agent any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage Loan is or may be held by the Collateral Agent from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Collateral Agent or its property or business or on the ability of the Collateral Agent to perform its duties hereunder.

      4.3 Agents and Affiliates.

      The Collateral Agent and its respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, the Originator, any of the Originator's Affiliates and any Person who may do business with or own securities of the Borrower or any such Affiliate, all as if the Collateral Agent were not the Collateral Agent and without any duty to account therefor to the Administrative Agent or the holders of any Obligations.

      4.4 Successor Collateral Agent.

      The Collateral Agent may resign at any time by giving written notice thereof to the Borrower and the Administrative Agent. The Collateral Agent may be removed at any time with

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

or without cause by the Administrative Agent on behalf of the holders of the Obligations. Upon request of the Borrower, so long as no Default or Event of Default exists, the Collateral Agent shall be removed by the Administrative Agent, provided that the Borrower shall pay immediately upon demand all costs and expenses incurred by any Lender, the Administrative Agent or the Collateral Agent in connection therewith. Upon any such resignation or removal, the Administrative Agent, at the direction of the Majority Banks, shall have the right to appoint a successor Collateral Agent. Any successor Collateral Agent appointed by the Administrative Agent, provided that no Default or Event of Default exists, shall be satisfactory to the Borrower at the time of appointment. In the case of a retirement or resignation, if no successor Collateral Agent shall have been so appointed by the Administrative Agent (and approved by the Borrower, if applicable), and shall have accepted such appointment, within 90 days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent shall deliver all Mortgage Loan Collateral in its possession to the Administrative Agent and the Collateral Agent shall be discharged from its duties and obligations under this Agreement. After a notice of retirement or resignation has been given by the Collateral Agent and until a successor Collateral Agent shall have been appointed, the Administrative Agent shall pay all reasonable fees and out of pocket expenses owed to the Collateral Agent by the Borrower pursuant to any written agreement between the Collateral Agent and the Borrower, provided, however, that the Borrower agrees to reimburse the Administrative Agent for all such payments. Upon the acceptance of any appointment of the Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement. The retiring or removed Collateral Agent shall take all steps reasonably necessary to provide for an orderly transfer of the Collateral and all related documentation to the successor Collateral Agent. After any retiring Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Article IV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Collateral Agent under this Agreement.

      4.5 Right of Inspection.

      The Collateral Agent shall permit any officer, employee or agent of the Borrower, the Servicer, a Managing Agent or the Administrative Agent who may so request to visit and inspect the premises on which the custodial duties of the Collateral Agent hereunder are performed, examine the books and records of the Collateral Agent which pertain to such custodial duties, take copies and extracts therefrom, and discuss the performance of such custodial duties with the officers, accountants and auditors of the Collateral Agent that are responsible therefor, at such time, after notice to the Collateral Agent, as may be mutually acceptable to the Collateral Agent and such Borrower, Servicer, a Managing Agent or Administrative Agent (but in no event later than two weeks after such party's original requested date).

      4.6 Accounting in Certain Circumstances.

      Subject to the provisions of Section 4.2 hereof, in the event that the Collateral Agent, acting in its capacity as custodian for the Administrative Agent, shall receive any money in respect of Mortgage Loan Collateral, whether pursuant to Section 3.3 hereof or Section 5 of the Security Agreement, or otherwise, the Collateral Agent shall provide an accounting therefor to the Administrative Agent and the Borrower by the end of the Business Day following receipt thereof, such accounting to include the amount received, the item(s) of Mortgage Loan Collateral in respect of which such amount was received, and, if applicable, the Take-Out Commitment(s) pursuant to which such amount was received and shall promptly (but in no event later than the next Business Day) deposit such amounts into the Cash and Collateral Account and prior to such deposit to be held as Collateral under the Security Instruments in its favor as provided in Section 3.1; provided, however, that all expenses of the Collateral Agent reasonably allocable to such accounting shall be added to the Obligations as expenses of the Collateral Agent. All such funds received after 4:00 p.m. (eastern time) shall be considered to have been received on the succeeding Business Day. The Collateral Agent shall provide such other information in such detail and at such time or times as the Borrower or the Administrative Agent may reasonably request.

                                    ARTICLE V

                                 INDEMNIFICATION

      5.1 Indemnities by the Borrower.

            (a) General Indemnity. Without limiting any other rights which any such Person may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Collateral Agent, its successors, transferees, participants and assigns and all affiliates, officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to this Agreement or the exercise or performance of any of its or their powers or duties hereunder, or in respect of any Mortgage Loans or Take-Out Commitment, or related in any way to their possession of, or dealings with, the Collateral, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (ii) internal costs and expenses incurred in the ordinary course of business, and (iii) income taxes.

            (b) Contribution. If for any reason the indemnification provided above in this 5.1 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

                                   ARTICLE VI

                                  MISCELLANEOUS

      6.1 Notices.

      Any notice or request required or permitted to be given under or in connection with this Agreement shall be in writing and shall be mailed by first class or express mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party. With the exception of certain administrative and collateral reports that may be directed to specific departments of the Administrative Agent, all such communications shall be mailed, sent or delivered to the parties hereto at their respective addresses set forth in Schedule II, or at such other addresses or to such officer's, individual's or department's attention as any party may have furnished the other parties in writing. Any communication so addressed and mailed shall be deemed to be given when so mailed, except with respect to notices and requests given pursuant to Sections 2.3 and 3.3 of the Second Restated Loan Agreement. Communications related thereto shall not be effective until actually received by the Collateral Agent, the Administrative Agent, the Issuers, the Managing Agents or the Borrower, as the case may be; and any notice so sent by rapid transmission shall be deemed to be given when receipt of such transmission is acknowledged, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, an authorized officer of the Collateral Agent, the Administrative Agent or the Borrower, as the case may be.

      6.2 Amendments, Etc.

      This Agreement may not be amended, supplemented or modified without the written consent of the Borrower, the Collateral Agent and the Administrative Agent. Any such waiver and any such amendment, supplement or modification shall be binding upon the Borrower the Collateral Agent, the Administrative Agent and all holders of the Obligations.

      6.3 Invalidity.

      In the event that any one or more of the provisions contained in this Agreement or any other Transaction Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of such document.

      6.4 Survival of Agreements.

      All covenants and agreements herein shall survive until payment in full of the Obligations and termination of the Bank Commitments under the Second Restated Loan Agreement.

      6.5 Cumulative Rights.

      The rights, powers, privileges and remedies of the Collateral Agent and the Administrative Agent under this Agreement, and any other Transaction Document shall be cumulative, and the exercise or partial exercise of any such right, power, privilege or remedy shall not preclude the exercise of any other right or remedy. The exercise of any right, power, privilege or remedy of the Collateral Agent or the Administrative Agent under this Agreement or any Transaction Document, shall not exhaust any such right, power, privilege or remedy of the Collateral Agent or the Administrative Agent.

      6.6 Construction; Governing Law.

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

      6.7 Successors and Assigns.

      This Agreement is binding upon and inures to the parties to this Agreement and their respective successors and permitted assigns and shall remain in full force and effect until such time, after the Drawdown Termination Date, as all Obligations shall have been paid in full and all other obligations to be performed hereunder shall have been performed. The Borrower's obligations in respect of indemnification and payment provisions shall be continuing and shall survive any termination of this Agreement, subject to any applicable statute of limitations. The Collateral Agent may not assign its rights or obligations hereunder, except pursuant to Section 4.2(m) or 4.4; provided that Collateral Agent may assign its rights and obligations under this Agreement, in whole or in part, to any affiliate; however, Collateral Agent agrees to notify Borrower and Administrative Agent of any such assignment. Affiliate is defined as any entity that directly or indirectly is under common control with Collateral Agent, or is under contract to be under common control with Collateral Agent, and shall include a subsidiary or parent company of Collateral Agent.

      6.8 The Collateral Agent Representations and Warranties.

      The Collateral Agent represents and warrants that it: (a) is a national banking association; (b) has the power and authority to own its properties and assets and to transact the business in which it is engaged; and (c) has the power and requisite authority to execute, deliver and perform this Agreement, and is duly authorized to, and has taken all action necessary to authorize it to, execute, deliver and perform this Agreement and the Security Instruments.

      6.9 Rights of Atlantic Program Agent.

            (a)The parties hereto acknowledge that Atlantic has granted to the Atlantic Program Agent, for the benefit of the holders of certain obligations of Atlantic from time to time, a security interest in Atlantic's right, title and interest in and to the Advances, the Transaction Documents and the Collateral. Each reference herein or in any of the other Transaction

Documents to the Liens in the Collateral granted to Administrative Agent with respect to the interest of Atlantic under the Transaction Documents shall be deemed to include a reference to such security interest of the Atlantic Program Agent and the Atlantic Program Agent shall be deemed to be a holder of Obligations. By its execution hereof, the Atlantic Program Agent hereby appoints the Collateral Agent as its agent for the purpose of perfecting the Atlantic Program Agent's security interest in the Collateral, and the Collateral Agent hereby accepts such appointment.

            (b)The parties hereto acknowledge that La Fayette has granted to the La Fayette Program Agent, for the benefit of the holders of certain obligations of La Fayette from time to time, a security interest in La Fayette's right, title and interest in and to the Advances, the Transaction Documents and the Collateral. Each reference herein or in any of the other Transaction Documents to the Liens in the Collateral granted to Administrative Agent with respect to the interest of La Fayette under the Transaction Documents shall be deemed to include a reference to such security interest of the La Fayette Program Agent and the La Fayette Program Agent shall be deemed to be a holder of Obligations. By its execution hereof, the La Fayette Program Agent hereby appoints the Collateral Agent as its agent for the purpose of perfecting the La Fayette Program Agent's security interest in the Collateral, and the Collateral Agent hereby accepts such appointment.

      6.10 Counterparts.

      This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of each of the parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

      6.11 No Proceedings.

      The Collateral Agent hereby agrees that it will not institute against the Issuers, or join any other Person in instituting against the Issuers, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest Commercial Paper Note issued by the Issuers is paid.

      6.12 Electronic Counterparts.

      Any form or report contemplated by this Agreement may be furnished to the Collateral Agent electronically and may be formatted in a manner convenient for electronic transmission so long as the required information is provided in an equally useable form to the format, if any, provided in this Agreement.

                                    * * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first above written.

                                         PULTE FUNDING, INC.,
                                         as Borrower

                                         By: ___________________________________
                                         Name:
                                         Title:

                                         CALYON NEW YORK BRANCH,
                                         as Administrative Agent

                                         By: ___________________________________
                                         Name:
                                         Title:

                                         By: ___________________________________
                                         Name:
                                         Title:

                                         LASALLE BANK NATIONAL ASSOCIATION
                                         as Collateral Agent

                                         By: ___________________________________
                                         Name:
                                         Title:

                                                                      SCHEDULE I

                           COLLATERAL REVIEW FUNCTIONS

1. Each Assignment delivered by the Borrower pursuant to Section 3.2(b) bears an original signature of an authorized officer of the Borrower or the Originator, based on the current list of such officers supplied by the Borrower or such Originator, and appears to be duly completed (including all Schedules thereto).

2. All Mortgage Loan Collateral are consistent as to the Obligor name and loan face amount.

3. Each Mortgage Note and Mortgage bears an original signature or signatures which appear to be those of the person or persons named as the maker and Mortgagor (trustor) or, in the case of a certified copy of the Mortgage, such copy bears what appears to be a reproduction of such signature or signatures.

4. Except for the endorsement in blank of the Mortgage Note by Pulte Mortgage and/or the Borrower, neither the Mortgage Note nor the Mortgage contain any irregular writings which appear on their face to affect the validity of any such endorsement or to restrict the enforceability of the document on which they appear.

5. The Mortgage Note is endorsed in blank and such endorsement bears an original signature of an authorized officer of the Borrower or Pulte Mortgage based on the current list of such officers supplied by the Borrower or Pulte Mortgage.

6. No Mortgage Loan bears evidence (on its face or reverse side) that it is subject to any Lien in favor of any Person other than the Administrative Agent, for the benefit of the holders of the Obligations.

                                                                     SCHEDULE II

                              ADDRESSES AND NOTICES

Borrower:                  PULTE FUNDING, INC.
                                   Pulte Mortgage LLC
                                   7475 South Joliet Street
                                   Englewood, Colorado 80112
                                   Telephone: (303) 493-2900
                                   Telecopy: (303) 493-4900
                                   Attention: David M. Bruining

                           with copies of any notices of Event of Default to:

                                   Norman H. Beitner, Esq.
                                   Honigman Miller Schwartz and Cohn LLP
                                   2290 First National Building
                                   660 Woodward Avenue
                                   Detroit, Michigan 48226
                                   Telephone: (313) 465-7320
                                   Telecopy: (313) 465-7321

Administrative Agent:      CALYON NEW YORK BRANCH
                                   Calyon Building
                                   1301 Avenue of the Americas
                                   New York, New York 10019
                                   Telephone No.: (212) 261-7810
                                   Telex No.: 62410
                                   (Answerback: CRED A 62410 UW)
                                   Facsimile No.: (212) 459-3258
                                   Attention: Conduit Securitization Group

Collateral Agent:          LaSalle Bank National Association
                                   2571 Busse Road, Suite 200
                                   Elk Grove Village, Illinois 60007
                                   Telephone No.: (847) 766-6429
                                   Facsimile No.: (847) 766-3456
                                   Attention: Mark J. Jerva

                                                                    SCHEDULE III

                               APPROVED INVESTORS

                                                     MOODY'S       S&P
          TAKE-OUT INVESTORS                 LIMIT    LT/ST       LT/ST     RATED ENTITY
-------------------------------------------  -----   -------     --------   -------------
ABN AMRO Incorporated                         100%    Aa3/P-1    AA-/A-1+   Fitch AA-/F1+
American Home Mortgage                         10%      NR          NR
Astoria Financial Corp.                        25%      Baa1     BBB-/A-2   Fitch BBB+/F2
Aurora Loan Services, Inc.                    100%     A1/P-1      A/A1     Fitch A+/F1
Banc of America Securities LLC                100%      P-1        A-1+     Fitch F1+
Banc One Capital Markets, Inc.                100%      A1         BBB      Fitch F2
Banc One Corp.                                100%      A1         BBB      Fitch F2
Bank of America Mortgage                      100%      P-1        A-1+     Fitch F1+
Barclays Capital Inc.                         100%      P-1        A-1+     Fitch F1+
Bear, Stearns & Co., Inc.                     100%      P-1        A-1      Fitch F1+
BNP Paribas Securities Corp.                  100%      P-1        A-1      Fitch F1+
Charter One Financial Inc.                     10%      NR         WR
Chase Financial Corp.                         100%    Aa3/P-1     A+/A1     Fitch A+/F1
Chase Manhattan Mortgage Corporation          100%    Aa3/P-1     A+/A1     Fitch A+/F1
Chase Securities Inc.                         100%    Aa3/P-1     A+/A1     Fitch A+/F1
CIBC World Markets Corp.                      100%    Aa3/P-1      NR
Citicorp Mortgage Corp.                       100%    Aa1/P-1    AA-/A-1+   Fitch AA+/F1+
Colorado Housing Finance Authority            100%      Aaa       AA-/A1+
Commercial Federal Corp.                       10%      WR          BB+     Fitch BBB-/F3
Countrywide                                   100%    A3/P-2       A/A-1    Fitch A/F1
CSFB                                          100%    Aa3/P-1     A+/A-1    Fitch AA-/F1+
Daiwa Securities America, Inc.                 25%     Baa3       BBB/A-2   Fitch BBB/F2
Dakota County Bond (Minnesota)                100%      Aaa         NR
Deutsche Bank Securities Inc.                 100%    Aa3/P-1    AA-/A-1+   Fitch AA-/F1+
Dresdner Kleinwort Benson North America LLC   100%    A1/P-1       A/A-1    Fitch A/F1
E*Trade                                        10%      Ba3         BB
Federal Home Mortgage Corp.                   100%    Aaa/P-1    AAA/ A1+

                                      III-1

Federal National Mortgage
  Association                         100%    Aaa/P-1       AAA
Fidelity Bancshares, Inc.             100%    Aa3/P-1    AA-/A-1+  Fitch A+
First Franklin                         10%      NR          NR
First Nationwide Mortgage
  Corporation                          10%      NR          NR
First Union Mortgage Corporation      100%    Aa3/P-1     A+/A-1   Fitch AA-/F1+
Fleet Mortgage group                  100%    Aa2/WR        WR     Fitch AA-/F1+
Florida Housing Finance Agency        100%      Aa1         NR
Fuji Securities Inc.                  100%      WR          A2     Fitch WR
GE Capital Mortgage Services Inc.     100%    Aaa/P-1    AAA/A-1+
GMAC Mortgage                          25%   Baa2/P-2     BB/B-1   Fitch BB+/B
Goldman, Sachs & Co.                  100%    Aa3/P-1     A+/A-1   Fitch AA-/F1+
Government National Mortgage
  Association.                        100%      Aaa         AAA
Greenpoint Mortgage (formerly
  Headlands Mortgage)                 100%      A2          WR     Fitch A-
Greenwich Capital Markets, Inc.       100%      Aa3         AA-    Fitch F1+
Homeside Lending Inc.                  10%      WR          WR     Fitch WR
Housing Finance Authority of
  Broward County (FL)                  10%      Aaa         NR
HSBC Securities (USA) Inc.            100%    Aa3/P-1     A+/A-1   Fitch AA/F1+
Illinois Housing Development
  Authority                           100%      Aaa       AA-/A1+
Indy Mac (Independent National
  Mortgage Corp.)                      25%      NR          BB+    Fitch BBB-/F2
J. P. Morgan Securities, Inc.         100%    Aa3/P-1      A+/A1   Fitch A+/F1
Leader Mortgage Corp.                  10%      NR          NR
Lehman Brothers Inc.                  100%    A1/P-1       A/A1    Fitch A+/F1
Long Beach Financial Corp.             10%      NR          NR
Maryland Housing Opportunities
  Commission (HOC)                     10%      NR          NR
Merrill Lynch Government
  Securities Inc.                     100%    Aa3/P-1     A+/A-1   Fitch AA-/F1+
Minnesota Housing Finance Agency       10%      NR          NR
Morgan Stanley & Co.
  Incorporated                        100%    Aa3/P-1      A+/A1   Fitch A+/F1
Nesbitt Burns Securities Inc.         100%    Aa3/P-1    AA-/A-1+  Fitch AA-/F1+
Nevada State Housing Finance
  Agency                               10%      NR          NR
New Jersey Housing Finance
  Agency                               10%      NR          NR
Nomura Securities International, Inc.  25%     Baa1      BBB+/A-2  Fitch BBB/F2
North Carolina HFA                    100%      Aa3       AA-/A1+

                                      III-2

Ohio Savings Financial Corp.
  (Ohio Savings Bank)                10%      NR         NR
Opteum Financial Services            10%      NR         NR
PaineWebber Incorporated            100%    Aa2/P-1      WR        Fitch AA+/F1+
Pinellas County Finance Authority   100%      Aaa        A-
Pulte Corporation                    25%     Baa3        BBB-      Fitch BBB+
Regions Mortgage, Inc.
  (Regions Bank)                    100%      A1          A        Fitch A+/F1
Residential Mortgage Inc.            10%      NR          NR
Salomon Smith Barney                100%    Aa1/P-1    AA-/A-1+    Fitch AA+/F1+
Saxon Mortgage, Inc.                 10%      NR          NR
SG Cowen Securities Corporation     100%    Aa2/P-1    AA-/A-1+    Fitch AA-/F1+
Texas Department of Housing and
  Community Affairs (TDHCA)          10%      Aaa       AA/A1+
Texas Veteran Land Bond and bon
  VLB Loans                          10%      NR          NR
The Industrial Development
  Authority of the County
  of Maricopa, AZ                   100%      WR         A/A1
The Industrial Development
  Authority of the County
  of Pima, AZ                        10%      Ba3         B+
UBS Warburg LLC                     100%    Aa2/P-1    AA+/A-1+    Fitch AA+/F1+
Washington Mutual (formerly
  Alta Residential Mortgage)        100%    A3/P-2      A-/A-2     Fitch A/F1
Wells Fargo Funding, Inc.
  (formerly Norwest mortgage)       100%    Aa1/P-1    AA-/A-1+    Fitch AA/F1+
Wells Fargo Mortgage Resources
  (formerly Director's Acceptance)  100%    Aa1/P-1    AA-/A-1+    Fitch AA/F1+
Zions First National Bank           100%    A2/P-1      A-/A-2     Fitch A-/F1

                                      III-3

                                                                     EXHIBIT D-1

                                   DEFINITIONS

      As used in this Agreement, the following terms have the following meanings:

      "Administrative Agent" means Calyon New York, in its capacity as administrative agent for the Lenders, or any successor administrative agent.

      "Advance" means with respect to any Lender any amount disbursed by such Lender to the Borrower pursuant to Section 2.1 of the Restated Loan Agreement (or any conversion or continuation thereof).

      "Advance Rate" means (i) with respect to a Conforming Loan or a Jumbo Loan (other than a Super Jumbo Loan), ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%), or, if a FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Administrative Agent, then zero, (iii) with respect to a Second Lien Loan or a Super Jumbo Loan, ninety-five percent (95%) and (iv) with respect to a Subprime Loan, ninety percent (90%).

      "Affected Party" means each Lender, the Administrative Agent, each Managing Agent, any bank party to a Liquidity Agreement (as defined in the Second Restated Loan Agreement) and any permitted assignee or participant of any Lender, and any holding company of an Affected Party.

      "Affiliate" of any Person means (a) any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, or (b) any other Person who is a director, officer, manager, member or employee (i) of such Person, or (ii) of any Person described in the preceding clause (a). For purposes of this definition, the term "control" (and the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession or ownership, directly or indirectly, of the power either (x) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise, or (y) vote 10% or more of the securities having ordinary power in the election of directors or managers of such Person.

      "Agreement" means this Second Amended and Restated Collateral Agency Agreement, as amended, modified or supplemented from time to time.

      "Alt-A Loan" means a Mortgage Loan (other than a Jumbo Loan or a Conforming Loan) that (1) does not conform to the conventional underwriting standards of Fannie Mae, Freddie Mac or Ginnie Mae but that is underwritten to Approved Investor guidelines (other than Fannie Mae, Freddie Mac or Ginnie Mae, within guidelines generally acceptable to industry norms for "Alt-A" loans, (2) has a demonstrated secondary market and is readily securitizable, (3) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan, and (4) is a First Lien Mortgage Loan.

                                      D1-1

      "Approved Investor" means:

      (a) Fannie Mae, Freddie Mac or Ginnie Mae, or

      (b) any Person with short-term ratings of at least A-1, P-1 and F1 from S&P, Moody's and Fitch, respectively, or long-term unsecured debt ratings (or in the case of a bank without such ratings that is the principal subsidiary of a bank holding company, the rating of the bank holding company) of at least AA, Aa2 and AA from S&P, Moody's, and Fitch, respectively, or

      (c) all other Persons as may be approved by the Managing Agents, which approvals may be subject to certain concentration limits but may not be unreasonably withheld or delayed;

provided that (i) if an Approved Investor has a short-term rating or a long-term unsecured debt rating at the time such Person first becomes an "Approved Investor" and such Person's short-term ratings or long-term unsecured debt ratings are subsequently downgraded or withdrawn, such Person shall cease to be an "Approved Investor"; provided, further, that with respect to any Take-Out Commitments issued by such Person prior to the date of such downgrade or withdrawal, such Person shall cease to be an "Approved Investor" 60 days following such downgrade or withdrawal; and (ii) if an Approved Investor does not have a short-term rating or a long-term unsecured debt rating, such Person shall cease to be an "Approved Investor" upon prior written notice from either Managing Agent if such Managing Agent has good faith concerns about the future performance of such Person; provided, further, that with respect to any Take-Out Commitments issued by such Person prior to such notice, such Person shall cease to be an "Approved Investor" 60 days following such notice.

      As of the date of this Agreement, Schedule II hereto sets forth the Approved Investors pursuant to the preceding clauses (b) and (c) (and any applicable concentration limits). Schedule II shall be updated from time to time as Approved Investors are added or deleted or concentration limits are changed pursuant to the preceding clauses (b) and (c).

      "Assignment" is defined in Section 3.2(a).

      "Atlantic" means Atlantic Asset Securitization Corp., a Delaware corporation, together with its successors and assigns.

      "Atlantic Program Agent" means Calyon New York, in its capacity as the collateral agent pursuant to a security agreement made by Atlantic for the benefit of certain creditors of Atlantic, and any successor to Calyon New York in such capacity.

      "Bailee and Security Agreement Letter" is defined in Section 3.4(b)(i).

      "Bank Commitment" means, for each Bank, its commitment to make Advances to the Borrower, which is in an amount set forth on Schedule I to the Second Restated Loan Agreement, as adjusted pursuant to the terms of the Second Restated Loan Agreement.

      "Banks" means Calyon New York, JPMorgan and Lloyds and each respective

                                      D1-2

Eligible Assignee that shall become a party to the Restated Loan Agreement pursuant to an Assignment and Acceptance.

      "Borrower" has the meaning specified in the preamble of this Agreement.

      "Borrowing" means a borrowing of Advances consisting of Advances having the same Interest Period made under and pursuant to the Second Restated Loan Agreement by each of the Lenders on the same Business Day.

      "Borrowing Request" means a request, in the form of Exhibit C to the Second Restated Loan Agreement for a Borrowing pursuant to Article II of the Second Restated Loan Agreement.

      "Business Day" means a day on which (i) commercial banks in New York City, New York, Chicago, Illinois and Denver, Colorado are not authorized or required to be closed and (ii) commercial banks in the State in which the Collateral Agent has its principal office are not authorized or required to be closed.

      "Cash and Collateral Account" is account number 1928368, held at the Cash and Collateral Account Bank pursuant to the Collection and Paying Agreement.

      "Cash and Collateral Account Bank" means, initially, JPMorgan Chase Bank, National Association, and, at any time, the institution then holding the Cash and Collateral Account in accordance with the terms of the Collection and Paying Agreement.

      "Calyon New York" has the meaning set forth in the preamble of this Agreement, and its successors and assigns.

      "Closing Protection Rights" means any rights of the Originator or the Borrower to or under (i) a letter issued by a title insurance company to the Originator assuming liability for certain acts or failure to act on behalf of a named closing escrow agent, approved attorney or similar Person in connection with the closing of a Mortgage Loan transaction, (ii) a bond, insurance or trust fund established to protect a mortgage lender against a loss or damage resulting from certain acts or failure to act of a closing escrow agent, approved attorney, title insurance company or similar Person, or (iii) any other right or claim that the Originator or the Borrower may have against any Person for any loss or damage resulting from such Person's acts or failure to act in connection with the closing of a Mortgage Loan and the delivery of the related Mortgage Loan Collateral to the Collateral Agent, the Originator or to the Borrower.

      "Collateral" means Property that is subject to a Lien for the benefit of the holders of the Obligations.

      "Collateral Agent" has the meaning set forth in the preamble of this Agreement.

      "Collateral Agent Daily Report" is defined in Section 3.8(a) of this Agreement.

                                      D1-3

      "Collateral Value" means

            (A) with respect to each Eligible Mortgage Loan and at all times, an amount equal to the product of the Advance Rate for such Eligible Mortgage Loan multiplied by the least of:

                  (1) the lesser of the original principal amount of such Eligible Mortgage Loan or the acquisition price paid by Pulte Mortgage on the closing and funding of such Eligible Mortgage Loan;

                  (2) for each Eligible Mortgage Loan, a ratable amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Take-Out Commitments, for all Eligible Mortgage Loans, as shown on the most recent Hedge Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan; and

                  (3) while a Default or Event of Default is continuing, or upon request of either of the Managing Agents at any other time, the Market Value of such Eligible Mortgage Loan; and

            (B) with respect to the Collection Account, the balance of collected funds therein which is not subject to any Lien in favor of any Person other than the Lien in favor of the Administrative Agent for the benefit of the holders of the Obligations;

            provided, however, that

      (a) at any time, the portion of total Collateral Value that may be attributable to Jumbo Loans shall not exceed twenty percent (20%) of the Maximum Facility Amount;

      (b) at any time, the portion of total Collateral Value that may be attributable to Super Jumbo Loans shall not exceed ten percent (10%) of the Maximum Facility Amount, which percentage is a sublimit of clause (a) representing 50% of the 20% set forth in clause (a) above;

      (c) at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans shall not exceed fifty percent (50%) of the Maximum Facility Amount; provided that (i) if an Obligor on any Alt-A Loan shall have a FICO Score of less than 650, or (ii) if an Alt-A Loan shall have a Loan-to-Value Ratio of more than 95% or a Combined Loan-to-Value Ratio of more than 100%, such Mortgage Loan shall have a Collateral Value of zero;

      (d) at any time, the portion of total Collateral Value that may be attributable to Subprime Loans shall not exceed five percent (5%) of the Maximum Facility Amount; provided that (i) if an Obligor on any Subprime Loan shall have a FICO Score of less than 600, or (ii) if an Subprime Loan shall have a Loan-to-Value Ratio of more than 90%, such Mortgage Loan shall have a Collateral Value of zero;

      (e) any Mortgage Loan with an original principal balance in excess of $1,000,000 or more and a Loan-to-Value Ratio of 75% or more shall have a Collateral Value of zero;

                                      D1-4

      (f) at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans for which the Mortgage Notes have been withdrawn for correction pursuant to Section 3.5 of the Collateral Agency Agreement shall not exceed five percent (5%) of the Maximum Facility Amount, as determined in accordance with said Section 3.5 of the Collateral Agency Agreement;

      (g) at any time, the portion of the total Collateral Value that may be attributable to any single Approved Investor listed on Schedule II pursuant to one or more Take-Out Commitments shall not exceed the concentration limit for such Approved Investor as set forth on Schedule II (as the same may be updated from time to time);

      (h) at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans (A) for more than 120 days shall not exceed ten percent (10%) of the Maximum Facility Amount or (B) for more than 180 days, shall be zero;

      (i) a Mortgage Loan that ceases to be an Eligible Mortgage Loan shall have a Collateral Value of zero;

      (j) at any time, (A) except the first five and last five Business Days of any month, the portion of total Collateral Value that may be attributable to Special Mortgage Loans with respect to which the related Principal Mortgage Documents have not been delivered to the Collateral Agent within nine (9) Business Days after the earlier of the date the Assignment was delivered to the Collateral Agent or, if different, the date of origination of the related Mortgage Loan shall not exceed thirty percent (30%) of the Maximum Facility Amount, and (B) during the first five and last five (5) Business Days of any month, the portion of total Collateral Value that may be attributable to Special Mortgage Loans with respect to which the related Principal Mortgage Documents have not been delivered to the Collateral Agent within nine (9) Business Days after the earlier of the date the Assignment was delivered to the Collateral Agent or, if different, the date of origination of the related Mortgage Loan shall not exceed fifty percent (50%) of the Maximum Facility Amount; and

      (k) at any time, the portion of total Collateral Value that may be attributable to Second Lien Loans shall not exceed ten percent (10%) of the Maximum Facility Amount; provided that (A) if any Obligor on any Second Lien Loan shall have a FICO Score of less than 670 or (B) if any Second Lien Loan shall have a Combined Loan-to-Value Ratio of more than 100%, such Mortgage Loan shall have a Collateral Value of zero.

      "Collection Account" means the account established by the Borrower pursuant to Section 2.7(b) of the Second Restated Loan Agreement to be used for
(i) the deposit of proceeds from the sale of Mortgage Loans; and (ii) the payment of the Obligations, it being understood that such account is assigned to the Administrative Agent pursuant to the Restated Assignment of Account and the Administrative Agent has the authority to direct the transfer of all funds in the Collection Account.

                                      D1-5

      "Collection and Paying Agreement" means the Collection and Paying Agreement, dated as of even date herewith, between the Borrower, the Servicer, the Administrative Agent, the Cash and Collateral Account Bank and the Collateral Agent.

      "Combined Loan-to-Value Ratio" means, with respect to any Mortgage Loan, the fraction, expressed as a percentage found by dividing the original principal balance of all Mortgage Loans secured by a particular property by the value of such Mortgage Loans, such value being measured by (i) the appraised value of such property at such time, if a Mortgage Loan is a refinance of an existing loan or (ii) the lower of the sales price of the related property at the time of origination of a Mortgage Loan or the appraised value of such property at such time, if a Mortgage Loan is a purchase money loan.

      "Commercial Paper Notes" means short-term promissory notes issued or to be issued by the Issuers to fund or maintain their Advances or investments in other financial assets.

      "Conforming Loan" means (i) a Mortgage Loan that complies with all applicable requirements for purchase under a Fannie Mae, Freddie Mac or other similar Governmental Authority standard form of conventional mortgage loan purchase contract, then in effect, or (ii) an FHA Loan or a VA Loan, that, in either case, is a First Lien Mortgage Loan.

      "Default" means any condition or event which, with the giving of notice or lapse of time or both and unless cured or waived, would constitute an Event of Default.

      "Defaulted Mortgage Loan" means a Mortgage Asset under which the Obligor is 30 or more days in payment default or has taken any action, or suffered any event of the type described in Section 8.1(f), (g) or (h) of the Second Restated Loan Agreement or is in foreclosure.

      "Drawdown Termination Date" means the earliest to occur of:

      (a) August 18, 2006, or such earlier date determined in accordance with
Section 2.1(b)of the Second Restated Loan Agreement, or

      (b) the date on which the Maximum Facility Amount is terminated by the Borrower pursuant to Section 2.1(d) of the Second Restated Loan Agreement, and

      (c) the date, on or after the occurrence of an Event of Default, determined pursuant to Section 8.1 of the Second Restated Loan Agreement.

      "Eligible Assignee" means (i) Calyon New York or any of its Affiliates, JPMorgan or any of its Affiliates, or Lloyds or any of its Affiliates, (ii) any Person managed by Calyon New York or any of its Affiliates, JPMorgan or any of its Affiliates or Lloyds or any of its Affiliates, respectively, or (iii) any financial or other institution that is acceptable to the Administrative Agent and is approved by the Borrower (such approval not to be unreasonably withheld), provided that no such approval by the Borrower shall be required at any time when a Default or an Event of Default shall have occurred and be continuing.

      "Eligible Mortgage Collateral" means Eligible Mortgage Loans and the Collection Account.

                                      D1-6

      "Eligible Mortgage Loan" means a Mortgage Loan:

      (a) that (i) is a closed and funded Mortgage Loan, (ii) has a maximum term to maturity of 30 years and the proceeds of which were used either to finance a portion of the purchase price of a Property encumbered by the related Mortgage or to refinance a loan secured by such Property, and (iii) is secured by a perfected first-priority Lien (except Second Lien Loans) on residential real Property consisting of land and a one-to-four family dwelling thereon which is completed and ready for owner occupancy, including townhouses and condominiums;

      (b) that is a Conforming Loan, a Jumbo Loan, a Subprime Loan, a Second Lien Loan or an Alt-A Loan;

      (c) in which the Administrative Agent has been granted and continues to hold a perfected (other than actual delivery of the Mortgage Note to the Collateral Agent for Special Borrowings), first-priority (except Second Lien Loans), security interest for the benefit of the holders of the Obligations;

      (d) for which the Mortgage Note is endorsed (without recourse) in blank and each of such Mortgage Loan and the related Mortgage Note is a legal, valid and binding obligation of the Obligor thereof;

      (e) for which, other than in respect of Special Mortgage Loans, the Principal Mortgage Documents have been received by the Collateral Agent;

      (f) that is either eligible for delivery or designated for delivery under a Take-Out Commitment from an Approved Investor; provided that no more than 45 days have lapsed since the date on which any documentation relating to such Mortgage Loan was shipped to the related Approved Investor;

      (g) that, immediately prior to the pledge thereof under this Agreement, the related Mortgage Loan Collateral, is owned beneficially by Borrower free and clear of any Lien of any other Person other than the Administrative Agent for the benefit of the holders of the Obligations (except Second Lien Loans);

      (h) that, together with the related Mortgage Loan Collateral, does not contravene any Governmental Requirements applicable thereto (including, without limitation, the Real Estate Settlement Procedures Act of 1974, as amended, and all laws, rules and regulations relating to usury, truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy and other applicable federal and state consumer protection laws) and with respect to which no party to the related Mortgage Loan Collateral is in violation of any Governmental Requirements (or procedure prescribed thereby) if such violation would impair the collectability of such Mortgage Loan or the saleability of such Mortgage Loan under the applicable Take-Out Commitment;

      (i) that : (i) is not a Seasoned Mortgage Loan or an Uncovered Mortgage Loan; (ii) is not a Defaulted Mortgage Loan; (iii) has not previously been sold to an Approved Investor and repurchased by Borrower; (iv) is a Mortgage Loan with respect to which the Principal Mortgage Documents relating to such Mortgage Loan were delivered to the Collateral Agent within the

                                      D1-7
time frame for Special Mortgage Loans, but upon delivery of such Principal Mortgage Documents to the Collateral Agent, such Mortgage Loans may subsequently qualify as Eligible Mortgage Loans to support Borrowings subsequent to such delivery; and (v) does not have an original principal balance in excess of $1,500,000.00;

      (j) that if the Mortgage Loan Collateral has been withdrawn for correction pursuant to Section 3.5 of this Agreement and Section 3.04 of the Second Restated Loan Agreement, such Mortgage Loan Collateral has been returned to the Collateral Agent within 14 calendar days after withdrawal as required by Section
3.5 of this Agreement and Section 3.04 of the Second Restated Loan Agreement;

      (k) that is denominated and payable in U.S. dollars in the United States and the Obligor of which is a natural person who is a U.S. citizen or resident alien or a corporation or other legal entity organized under the laws of the United States or any State thereof or the District of Columbia;

      (l) that is not subject to any right of rescission, setoff, counterclaim or other dispute whatsoever;

      (m) that was acquired by the Borrower from the Originator within 60 days after its Mortgage Origination Date;

      (n) that is covered by the types and amounts of insurance required by
Section 6.6(b) of the Second Restated Loan Agreement;

      (o) with respect to which all representations and warranties made by the related Originator in the Second Restated Repurchase Agreement are true and correct in all material respects and with respect to which all loan level covenants made in the Second Restated Repurchase Agreement have been complied with;

      (p) that is subjected to the following "Quality Control" measures by personnel of the Originator before the Mortgage Note is funded by the
Originator:

            (i)for those Mortgage Loans not originated by the Originator, is underwritten by the Originator prior to funding thereof and after performance of all underwriting procedures, is submitted to the Originator for closing where it is reviewed for thoroughness and compliance (including truth-in-lending, good faith estimates and other disclosures) and a verbal verification of employment and in-file credit report are obtained; and

            (ii)with respect to which, all Mortgage Loan Collateral is prepared by the Originator and submitted to the closing agent at the time of funding the related Mortgage Loans; and

      (q) that, if it is a Second Lien Loan, has a Combined Loan-to-Value Ratio of 100% or less and with respect to which the related first lien loan is owned by Pulte Mortgage.

      For the purpose of this definition:

                                      D1-8

      (x) A Mortgage Loan is "eligible for delivery" under a Take-Out Commitment if (i) it is designated to be transferred to a Governmental Authority, (ii) the underwriting criteria utilized and the Mortgage Loan Collateral either match, or are in respect of interest rates (which rates must bear a relationship to prevailing current market rates of interest for loans with similar maturities), term, product type and delivery period representative of the terms for purchase that are specified in a Take-Out Commitment, and (iii) the aggregate outstanding principal of all such Mortgage Loans is not more than the aggregate Take-Out Commitments' unutilized amount (i.e. taking in account all such Mortgage Loans already allocated to the aggregate Take-Out Commitments for purposes of determining Eligible Mortgage Loans whether or not already delivered by the Borrower to the Collateral Agent).

      (y) A Mortgage Loan is "designated for delivery" under a Take-Out Commitment if (i) it is designated to be transferred to any entity other than a Governmental Authority, and (ii) the underwriting criteria utilized in approving such Mortgage Loan conform to the underwriting criteria, and the terms of repayment (including interest rate and "term to maturity") and other terms and conditions of the Mortgage Loan Collateral match the specifications of that specific Take-Out Commitment that designates that particular Mortgage Loan for purchase.

      "Event of Default" means an Event of Default as defined in Section 8.1 of the Second Restated Loan Agreement.

      "Exceptions" means exceptions to the specifications and certifications made by the Collateral Agent on the Collateral Agent Daily Report as set forth on Schedule I hereto.

      "Facility" means the borrowing facility provided by the Lenders as described in Article II of the Second Restated Loan Agreement.

      "Fannie Mae" means the government sponsored enterprise formerly known as the Federal National Mortgage Association, or any successor thereto.

      "FHA" means the Federal Housing Administration, or any successor thereto.

      "FHA Loan" means a Mortgage Loan, the ultimate payment of which is partially or completely insured by the FHA or with respect to which there is a current, binding and enforceable commitment for such insurance issued by the FHA.

      "FICO Score" means, with respect to the Obligor under a particular Mortgage Loan, a credit rating established by Fair Isaac Corporation or a market competitor.

      "FICO Score Trigger Event" means that (i) the Pool Weighted Average FICO Score has been reported, in a Servicer Monthly Report, as less than 690, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not provided to the Administrative Agent a revised Pool Weighted Average FICO Score that exceeds 690.

      "First Lien Mortgage Loan" means a loan secured by a first lien mortgage on real property.

                                      D1-9

      "Fitch" means Fitch, Inc., and any successor thereto.

      "Freddie Mac" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

      "Ginnie Mae" means the Government National Mortgage Association, or any successor thereto.

      "Governmental Authority" means any nation or government, any agency, department, state or other political subdivision thereof, or any instrumentality thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. Governmental Authority shall include, without limitation, each of Freddie Mac, Fannie Mae, FHA, HUD, VA and Ginnie Mae.

      "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other requirement (including, without limitation, any of the foregoing which relate to energy regulations and occupational, safety and health standards or controls and any hazardous materials laws) of any Governmental Authority that has jurisdiction over the Originator, the Servicer, the Collateral Agent or the Borrower or any of their respective Properties.

      "Hedge Report" means, with respect to any Conforming Loans included in the Eligible Mortgage Collateral that is to be sold to a Governmental Authority, a report prepared by the Servicer and pursuant to Section 3.6 of the Second Restated Loan Agreement, showing, as of the close of business on the previous Business Day, all trades that have been assigned to the Administrative Agent, for the benefit of holders of the Obligations, and the following information with respect to such trades: (i) trade counterparty, (ii) trade amount, (iii) coupon, (iv) price, (v) type of security, (vi) date of trade, and (vii) such other information as the Administrative Agent may reasonably request in the form of Exhibit K to the Second Restated Loan Agreement.

      "HUD" means the Department of Housing and Urban Development, or any successor thereto.

      "Indemnified Amounts" is defined in Section 5.1.

      "Indemnified Party" is defined in Section 5.1.

      "Issuers" means Atlantic, Jupiter and La Fayette.

      "JPMorgan" means JPMorgan Chase Bank, National Association.

      "Jumbo Loan" means a Mortgage Loan (other than a Conforming Loan) that (1) is underwritten to Approved Investor guidelines (other than Fannie Mae, Freddie Mac or Ginnie Mae), (2) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment issued for the purchase of such Mortgage Loan, (3) differs from a Conforming Loan solely because the principal amount of such Mortgage Loan exceeds the limit set for Conforming Loans by Fannie Mae or Freddie Mac from time to time, but shall not exceed

                                     D1-10

$1,000,000; provided, that a Jumbo Loan having a principal balance in excess of $1,000,000 but not more than $1,500,000 shall qualify as a Super Jumbo Loan, and
(4) is a First Lien Mortgage Loan. The term Jumbo Loan includes Super Jumbo
Loans.

      "Jupiter" means Jupiter Securitization Corporation and its successors and assigns.

      "La Fayette" means La Fayette Asset Securitization LLC, a Delaware limited liability company.

      "La Fayette Program Agent" means Calyon New York, in its capacity as the collateral agent pursuant to a security agreement made by La Fayette for the benefit of certain creditors of La Fayette, and any successor to Calyon New York in such capacity.

      "Lenders" means, collectively, the Issuers and the Banks.

      "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (whether statutory, consensual or otherwise), or other security arrangement of any kind (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the uniform commercial code or comparable law of any jurisdiction in respect of any of the foregoing).

      "Lloyds" means Lloyds TSB Bank PLC and its successors and assigns.

      "Majority Banks" means, at any time, Banks, including Banks that have become party to the Second Restated Loan Agreement pursuant to an Assignment and Acceptance, having outstanding Advances equal to more than 67% of the aggregate outstanding Advances held by Banks or, if no Advance is then outstanding from any Bank, Banks having more than 67% of the Bank Commitments.

      "Managing Agent" means, with respect to Atlantic and LaFayette, Calyon New York or any successor managing agent designated by such party; and, with respect to Jupiter, JPMorgan or any successor managing agent designated by such party.

      "Market Value" means at the time determined, for any (a) Mortgage Loan (other than a Non-Conforming Loan), the market value of such Mortgage Loan based upon the then most recent posted net yield for 30-day mandatory future delivery furnished by Fannie Mae and published and distributed by Telerate Mortgage Services, or, if such posted net yield is not available from Telerate Mortgage Services, such posted net yield obtained by the Administrative Agent from Fannie Mae, or (b) Non-Conforming Loan, or any other Mortgage Loan while the posted rate is not available from Fannie Mae, the value determined by the Administrative Agent in good faith.

      "Maximum Facility Amount" means $550,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Second Restated Loan Agreement.

      "MERS" means Mortgage Electronic Registration Systems, Inc., a Delaware corporation.

                                     D1-11

      "MERS Designated Mortgage Loan" means a Mortgage Loan registered to or by the related Originator on the MERS electronic mortgage registration system.

      "Mortgage" means a mortgage or deed of trust or other security instrument creating a Lien on real property, on a standard form as approved by Fannie Mae, Freddie Mac or Ginnie Mae or such other form as the Originator determines is satisfactory for any Approved Investor unless otherwise directed by the Administrative Agent and communicated to the Collateral Agent.

      "Mortgage Loan" means a loan evidenced by a Mortgage Note and secured by a Mortgage, the beneficial interest of which has been acquired on a servicing retained basis by the Borrower from the Originator by purchase pursuant to the Second Restated Repurchase Agreement (with the record owner thereof being Pulte Mortgage or, in the case of a MERS Designated Mortgage Loan, MERS as nominee for its successors and assigns).

      "Mortgage Loan Collateral" means all Mortgage Notes and related Principal Mortgage Documents, Other Mortgage Documents, and other Collateral.

      "Mortgage Note" means a promissory note, on a standard form approved by Fannie Mae, Freddie Mac or Ginnie Mae or such other form as the Originator determines is satisfactory for any Approved Investor unless otherwise directed by the Administrative Agent and communicated to the Collateral Agent.

      "Mortgage Origination Date" means, with respect to each Mortgage Loan, the date that is the later of (1) the date of the Mortgage Note or (2) the date such Mortgage Loan was funded and disbursed to or at the direction of the Obligor.

      "Non-Conforming Loan" means a Subprime Loan, a Jumbo Loan, a Second Lien Loan or an Alt-A Loan.

      "Obligations" means any and all present and future indebtedness, obligations, and liabilities of the Borrower to any of the Lenders, the Collateral Agent, the Managing Agents, each Affected Party, each Indemnified Party and the Administrative Agent, and all renewals, rearrangements and extensions thereof, or any part thereof, arising pursuant to the Second Restated Loan Agreement or any other Transaction Document, and all interest accrued thereon, and attorneys' fees and other costs incurred in the drafting, negotiation, enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several.

      "Obligor" means (i) with respect to each Mortgage Note included in the Collateral, the obligor on such Mortgage Note and (ii) with respect to any other agreement included in the Collateral, any person from whom the Originator or the Borrower is entitled to performance.

      "Original Collateral Agency Agreement" is defined in the Preamble to this Agreement.

      "Original Loan Agreement" is defined in the Preamble to this Agreement.

      "Originator" means Pulte Mortgage LLC.

                                     D1-12

      "Other Mortgage Documents" is defined in Section 3.2(c).

      "Performance Guarantor" means Pulte.

      "Permitted Transferees" is defined in Section 3.4(c).

      "Person" means any individual, corporation (including a business trust), limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority, or any other form of entity.

      "Pool Weighted Average FICO Score" means, as of any Collateral Reporting date, the ratio of (a) the sum, for all Alt-A Loans, of the product for each Alt-A Loan of (i) its FICO Score and (ii) its original principal balance to (b) the sum of the original principal balances of all Alt-A Loans.

      "Primary Obligations" means, at the time determined, the sum of Principal Debt plus accrued and unpaid interest thereon through the end of the then current Interest Period, plus accrued and unpaid fees under Section 2.4(b) of the Second Restated Loan Agreement.

      "Principal Debt" means, at the time determined, the unpaid principal balance of all Advances under the Second Restated Loan Agreement.

      "Principal Mortgage Documents" is defined in Section 3.2(b).

      "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

      "Pulte" means Pulte Homes, Inc., a Michigan corporation, and its successors and assigns (formerly known as Pulte Corporation).

      "Pulte Mortgage" means Pulte Mortgage LLC, a Delaware limited liability company.

      "Restated Assignment of Account" means the Amended and Restated Assignment of Account dated as of August 23, 2002, among the Borrower, Calyon New York as the secured party, the Servicer and LaSalle Bank National Association, substantially in the form attached hereto as Exhibit D-3, as amended, modified or supplemented.

      "Restated Originator Performance Guaranty" means the Amended and Restated Originator Performance Guaranty, in the form attached as Exhibit G-2 to the Second Restated Loan Agreement, made by Performance Guarantor in favor of the Originator and assigned to the Administrative Agent for the benefit of the Lenders.

      "Restated Performance Guaranty" means, collectively, the Amended and Restated Servicer Performance Guaranty, in the form attached as Exhibit G-1 to the Second Restated Loan Agreement, made by the Performance Guarantor in favor of the Administrative Agent for the benefit of the Lenders, and the Amended and Restated Originator Performance Guaranty, in the form attached as Exhibit G-2 to the Second Restated Loan Agreement, made by the Performance

                                        D1-13

Guarantor in favor of the Originator and assigned to the Administrative Agent for the benefit of the Lenders.

      "Restated Servicer Performance Guaranty" means the Amended and Restated Servicer Performance Guaranty, in the form attached as Exhibit G-1 to the Second Restated Loan Agreement, made by the Performance Guarantor in favor of the Administrative Agent for the benefit of the holders of the Obligations.

      "Restated Subordination Agreement" means the Amended and Restated Subordination Agreement, substantially in the form attached as Exhibit B to the Second Restated Loan Agreement, executed by the Performance Guarantor and certain of its Affiliates in favor of the Borrower and the Administrative Agent for the benefit of the holders of the Obligations.

      "Seasoned Mortgage Loan" means, as of any date, a Mortgage Loan with a Mortgage Origination Date that is more than 180 days prior to such date.

      "Second Lien Loan" means a Mortgage Loan secured by particular property with respect to which at least one other higher-priority Mortgage Loan exists secured by the same property.

      "Second Restated Collateral Agency Agreement" means this Agreement.

      "Second Restated Loan Agreement" is defined in the Preamble to this Agreement.

      "Second Restated Repurchase Agreement" means the Master Repurchase Agreement, dated as of December 22, 2000, and the Second Amended and Restated Addendum to the Master Restated Repurchase Agreement, dated as of the date of this Agreement, between the Originator, as seller, and the Borrower, as purchaser, as the same may be amended, modified or restated from time to time.

      "Security Agreement" means the Security Agreement dated as of December 22, 2000, among the Borrower, the Collateral Agent and the Administrative Agent in the form attached hereto as Exhibit D-2, as amended, modified or supplemented.

      "Security Instruments" means (a) this Agreement, (b) the Security Agreement, (c) the Restated Assignment of Account, and (d) such other executed documents as are or may be necessary to grant to the Administrative Agent a perfected first, prior and continuing security interest in and to the Collateral and any and all other agreements or instruments now or hereafter executed and delivered by or on behalf of the Borrower in connection with, or as security for the payment or performance of, all or any of the Obligations, as amended, modified or supplemented.

      "Servicer" means at any time the Person then authorized pursuant to
Section 11.1 of the Second Restated Loan Agreement to administer and collect Mortgage Loans on behalf of the Lenders. The initial Servicer shall be Pulte Mortgage.

      "Shipping Request" means the shipping request presented by the Borrower to the Collateral Agent substantially on one of the forms attached as Exhibits D-5A(a) and D-5A(b) (as

                                     D1-14
amended, modified or supplemented from time to time as agreed to by the Administrative Agent, the Borrower and the Collateral Agent).

      "Special Borrowing" is defined in Section 3.7.

      "Special Mortgage Loans" means the Mortgage Loans pursuant to an Assignment in which the Borrower shall grant to the Administrative Agent for the benefit of the holders of the Obligations, from the Borrowing Date of each Special Borrowing, a perfected, first-priority security interest in the Mortgage Loans identified in Schedule II to said Assignment.

      "Subprime Loan" means a Mortgage Loan (other than a Conforming Loan, a Jumbo Loan, an Alt-A Loan or a Second Lien Loan) that (1) is underwritten to Approved Investor guidelines, (2) matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan, and (3) differs from a Conforming Loan because of the credit quality of the Obligor, and is originated by the Originator or by a correspondent of the Originator using the established underwriting guidelines for subprime loans of the Originator, which are the same underwriting guidelines that the Originator uses to originate subprime loans for sales into the secondary mortgage market.

      "Subsidiary" means, with respect to any Person, any corporation or other entity of which securities having ordinary voting power to elect a majority of the board of directors or managers or other persons performing similar functions are at the time directly or indirectly owned by such Person, or one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

      "Super Jumbo Loan" means a Jumbo Loan having an original principal balance in excess of $1,000,000 but equal to or less than $1,500,000.

      "Take-Out Commitment" means a current, valid, binding, enforceable, written commitment, issued by an Approved Investor, to purchase one or more Mortgage Loans from the Originator prior to the date that is 120 days (or 180 days to the extent Collateral Value may include Mortgage Loans that have been Eligible Mortgage Loans for more than 120 days pursuant to paragraph (f) of the definition of Collateral Value set forth in the Second Restated Loan Agreement) from the date that such Mortgage Loan first becomes Eligible Mortgage Collateral and at a specified price and in amounts, form and substance reasonably satisfactory to the Managing Agents, which commitment is not subject to any term or condition (i) that is not customary in commitments of like nature or (ii) that, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof, which commitment has been assigned to the Borrower (partial assignments being permitted so long as the amount assigned (together with all other Take-Out Commitments) fully covers the amount of the Eligible Mortgage Collateral) and in which a perfected and first-priority security interest has been granted by the Borrower to the Administrative Agent; provided, that upon receipt of the actual written confirmation (each, a "Trade Confirmation") of such trade duly executed by the Originator and the trade counterparty and promptly upon request of the Administrative Agent, the Originator must provide such Trade Confirmation to the Administrative Agent immediately upon its request. The Administrative Agent, on behalf of the Lenders shall have the right, without notice, to review such Trade Confirmation at the office of, and with the officers of, the Originator during normal business hours.

                                     D1-15

      "Transaction Document" means any of the Second Restated Loan Agreement, the Notes (as defined in the Second Restated Loan Agreement), this Agreement, the Second Restated Repurchase Agreement, the Restated Originator Performance Guaranty, the Second Restated Servicer Performance Guaranty, the Fee Letters (as defined in the Second Restated Loan Agreement), the Original Loan Agreement, the Security Instruments, the Original Collateral Agency Agreement, and any and all other agreements or instruments now or hereafter executed and delivered by or on behalf of the Borrower in connection with, or as security for the payment or performance of any or all of the Obligations, as any of such documents may be renewed, amended, restated or supplemented from time to time.

      "Transfer Request" is defined in Section 3.4(a).

      "Trust Receipt and Security Agreement Letter" is defined in Section 3.5.

      "UCC" means the Uniform Commercial Code as adopted in the applicable state, as the same may hereafter be amended.

      "Uncovered Mortgage Loan" means a Mortgage Loan that would be an Eligible Mortgage Loan but for the expiration, forfeiture, termination, or cancellation of, or default under, the relevant Take-Out Commitment.

      "VA" means the Department of Veterans Affairs, or any successor thereto.

      "VA Loan" means a Mortgage Loan, the payment of which is partially or completely guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38 of the United States Code or with respect to which there is a current binding and enforceable commitment for such a guaranty issued by the VA.

                                     D1-16

                                                                     EXHIBIT D-2

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (the "Security Agreement") is made and entered into as of December 22, 2000, among PULTE FUNDING, INC., a Michigan corporation (the "Debtor"), CALYON NEW YORK BRANCH ("Calyon"), in its capacity as the administrative agent for the "Lenders" under and as defined in the Loan Agreement referred to below (the "Administrative Agent"), and LASALLE BANK NATIONAL ASSOCIATION, in its capacity as collateral agent (the "Collateral Agent"). This Security Agreement is delivered pursuant to that certain Loan Agreement as amended, restated, Supplemented or modified from time to time (the "Loan Agreement") dated as of (December 22, 2002), among the Debtor, as borrower, the Issuers parties thereto, the Managing Agents parties thereto, certain Banks parties thereto, the Administrative Agent, and Pulte Mortgage LLC, a Delaware limited liability company ("Pulte Mortgage"), in its capacity as servicer thereunder, and pursuant to the Collateral Agency Agreement referred to therein.

      The parties hereto hereby agree as follows:

      Section 1. Definitions.

      Terms that are specially defined in the Collateral Agency Agreement or the Loan Agreement will have the same meaning when used in this Security Agreement. As used in this Security Agreement, "accounts," "certificated securities," "chattel paper," "financial asset," "general intangibles," "instruments," "investment property," "proceeds," "securities account," and "uncertificated securities" have the meanings given to such terms in the UCC. The exceptions to the foregoing statements will be terms that are specially defined in this Security Agreement including the following:

      "Collateral" means all right, title and interest of the Debtor in and to the following, whether now or hereafter acquired or existing:

      (a) any and all Mortgage Loans in which the Administrative Agent, for the benefit of the holders of the Obligations, is granted a security interest pursuant to any Assignment or other document (whether or not the Principal Mortgage Documents related thereto are delivered) heretofore or hereafter from time to time executed by the Debtor, and any and all funds advanced with respect to a Mortgage Loan, which Mortgage Loan ultimately fails to close;

      (b) any and all instruments, documents and other property of every kind or description, of or in the name of the Debtor, now or hereafter for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Collateral Agent;

      (c) any and all general intangibles and Mortgage Loan Collateral that relate in any way to the Collateral;

      (d) any and all Take-Out Commitments and Closing Protection Rights, to the extent assigned to the Collateral Agent, that pertain to Mortgage Loans that are pledged and assigned to

                                      D2-1
the Administrative Agent, for the benefit of the holders of the Obligations, as Collateral for the Obligations, or in which the Administrative Agent has a security interest to secure the Obligations;

      (e) any and all contract rights, chattel paper, certificated securities, uncertificated securities, financial assets, securities accounts or investment property which constitute proceeds the Collateral;

      (f) the Repurchase Agreement, the Performance Guaranty and the Subordination Agreement, including all moneys due or to become due thereunder, claims of the Debtor arising out of or for breach or default thereunder, and the right of the Debtor to compel performance and otherwise exercise all remedies thereunder; and

      (g) any and all proceeds of any of the foregoing.

      "Mortgage Loan Collections" means payments of principal and interest received by the Debtor in respect of the Collateral.

      Section 2. Granting Clause.

      To secure the punctual payment and performance of the Obligations, the Debtor hereby grants to Administrative Agent, for the benefit of the holders of the Obligations, a security interest in all of Debtor's right, title and interest in and to the Collateral. The Debtor acknowledges that, as more fully set forth in Section 11(d), the Administrative Agent shall have the right to direct the exercise of various rights and remedies hereunder.

      Section 3. Representations and Warranties.

      The Debtor hereby represents and warrants that:

      (a) each of the representations and warranties made by the Debtor in the Loan Agreement is true and correct;

      (b) the chief executive office and principal place of business of the Debtor is Englewood, Colorado;

      (c) the Debtor is the legal and beneficial owner of 100% of the interests in the items included in the Collateral and such interests are, and at all times hence until the Obligations are fully paid and performed and the Lenders are not obligated to make further Advances under the Loan Agreement, free and clear of any Lien (other than Liens in favor of the Administrative Agent, for the benefit of the holders of the Obligations);

      (d) no action, consent or approval by any Governmental Authority or other Person is, or will be, necessary for the Debtor to grant a security interest in any item of Collateral;

      (e) each Mortgage Note and each Take-Out Commitment is the legal, valid and binding obligation of each Obligor party thereto and to the best of Debtor's knowledge, no

                                      D2-2
portion of the Collateral is subject to any right of set-off, counterclaim or defense in favor of any Obligor with respect thereto;

      (f) with respect to each Mortgage Loan, all Mortgage Loan Collateral relevant to such Mortgage Loan comply, in all material respects, with all applicable Requirements of Law, including, without limitation, (1) any usury laws, (2) the Real Estate Settlement Procedures Act of 1974, (3) the Equal Credit Opportunity Act, (4) the Federal Truth in Lending Act, (5) Regulation Z of the Board of Governors of the Federal Reserve System, and (6) all applicable state and federal consumer protection laws;

      (g) upon (i) identification in an Assignment of the Mortgage Note which evidences a Mortgage Loan, and (ii) the delivery to the Collateral Agent of such Mortgage Note properly endorsed in blank, the security interest of the Administrative Agent (for the benefit of the holders of the Obligations) in such Mortgage Note will be a perfected, first-priority security interest;

      (h) the security interest of the Administrative Agent (for the benefit of the holders of the Obligations) in all items included in the Collateral the perfection in which may be affected under the UCC by the filing of a UCC1 financing statement, is a perfected, first-priority security interest;

      (i) Debtor is not a party to or otherwise subject to any contract or agreement which restricts or otherwise affects the rights or ability of Debtor to execute this Security Agreement or perform its terms; the execution, delivery and performance of this Security Agreement and the pledge of the Collateral to the Administrative Agent, for the benefit of the holders of the Obligations, do not conflict with or result in a breach of or, except for such consents heretofore obtained, require any consent under the articles of incorporation or bylaws of the Debtor; and no consent, approval or authorization of any person or entity is necessary for Debtor to validly pledge the Collateral other than such consents, approvals and authorizations heretofore obtained;

      (j) there is no action, suit, proceeding or other litigation pending or, to the knowledge of Debtor, threatened against it or in any other manner relating directly, adversely to any of the Collateral in any court or before any arbitrator of any kind or before or by any Governmental Authority; and

      (k) Debtor has requisite corporate power and authority to execute, deliver and perform this Agreement and grant the security interest hereunder, which constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its express terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting enforcement of creditors' rights generally and except as may be limited by general principles of equity (whether considered a suit at law or in equity).

      Section 4. Covenants of the Debtor.

      For so long as any part of the Obligations or the Bank Commitments is outstanding:

      (a) the Debtor will not execute, nor will the Debtor permit there to be on file with any Governmental Authority, any financing statement or statements which cover any item included

                                      D2-3
in the Collateral, except as may have been or may hereafter be executed or filed for the benefit of the Administrative Agent on behalf of the holders of the Obligations;

      (b) the Debtor will not grant, permit or suffer to exist any Lien on any of the Collateral, except Liens in favor of the Administrative Agent, for the benefit of the holders of the Obligations;

      (c) the Debtor shall, at its expense, make, procure, execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other instruments, certificates and supplemental writings, including a Control Agreement, and do and deliver all acts, things, writings and assurance as the Administrative Agent, on behalf of the holders of the Obligations, may from time to time reasonably request in order to comply with the UCC or any other Governmental Requirement, or to preserve, protect or enforce the security interest granted under this Security Agreement including signing a Control Agreement;

      (d) the Debtor shall perform, at its sole cost and expense, any and all acts, and shall pay the amount of all expenses, necessary to obtain, preserve, perfect, defend and enforce the security interest intended to be created under this Security Agreement in favor of the Administrative Agent (for the benefit of the holders of the Obligations) in any of the Collateral, and preserve, defend, enforce and collect the Collateral;

      (e) the Debtor shall promptly notify the Administrative Agent of any material change in any fact or circumstance warranted or represented by Debtor in this Security Agreement or in any other writing furnished by Debtor to the Administrative Agent in connection with the Collateral, and shall promptly notify the Administrative Agent of any material claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interests herein granted, and, at the request of the Administrative Agent appear in and defend, at Debtor's expense, any such action or proceeding;

      (f) the Debtor shall furnish to the Administrative Agent any information reasonably requested by it in connection with the Collateral;

      (g) should the Collateral, or any part thereof, ever be in any manner converted from its present state into another type of property or any money or other proceeds ever be paid or delivered to Debtor as a result of the Debtor's rights in the Collateral, then, in any such event, all such property, money or other proceeds shall become part of the Collateral, and Debtor covenants to forthwith pay and deliver to the Administrative Agent, for the benefit of the holders of the Obligations, all of the same, which are susceptible of delivery, or, if the Collateral Agent or the Administrative Agent deems it necessary and so requests, Debtor will properly endorse or assign the same or take such other steps as may be necessary to perfect (or maintain the perfection of) the security interest of the Administrative Agent for the benefit of the holders of the Obligations;

      (h) at the time Debtor grants to the Administrative Agent, for the benefit of the holders of the Obligations, a security interest in any Collateral, Debtor shall be the absolute owner thereof and shall have the right to grant such security interest;

                                      D2-4

      (i) Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to the Administrative Agent and keep the Collateral in good condition, free from all liens;

      (j) Debtor shall pay all costs necessary to preserve and enforce this Security Agreement and the security interest granted hereby, collect the Obligations, and preserve, enforce and collect the Collateral, including, without limitation, taxes, assessments, insurance premiums, repairs, attorneys' fees and legal expenses, rent, storage costs and expenses of sales;

      (k) whether Collateral is or is not in the Collateral Agent's possession, and without any obligation to do so and without waiving any Event of Default (as such term is hereinafter defined) caused by Debtor's failure to make any such payment, the Administrative Agent at its option may pay any such costs and expenses, discharge liens on Collateral, and pay for insurance of Collateral;

      (l) Debtor shall execute and deliver such further instruments and agreements as the Collateral Agent or the Administrative Agent shall reasonably deem necessary or appropriate to obtain, maintain and perfect the security interest hereunder, and to enable the Administrative Agent to comply with the Federal Assignment of Claims Act, or any other federal or state law, in order to obtain or perfect the Administrative Agent's security interest, for the benefit of the holders of the Obligations, in the Collateral, to effect its rights hereunder or to obtain proceeds of the Collateral;

      (m) Debtor will preserve the liability of all Obligors in any Collateral and will preserve the priority of any security therefor, and neither Collateral Agent nor the Administrative Agent shall have any duty to preserve such liability or security, but may do so at the expense of Debtor, without waiving any Event of Default caused by Debtor's failure to preserve the same;

      (n) Debtor shall not, without the written consent of the Administrative Agent, agree to any modification of any of the terms of any accounts, contracts, chattel paper, general intangibles or instruments in the Collateral, except in the ordinary course of business;

      (o) at any time after the occurrence and continuance of an Event of Default, the Administrative Agent may notify Persons obligated on any Collateral to make payment directly to the Administrative Agent, and until Administrative Agent elects to exercise such rights, Debtor or Servicer, as agent of the Administrative Agent, shall collect and enforce all payments owed on the Collateral;

      (p) Debtor at all times will maintain accurate books and records covering the Collateral, and upon prior notice to Debtor, the Collateral Agent is hereby given the right to audit the books and records of Debtor relating to the Collateral at any time during normal business hours and from time to time after giving three Business Days' notice; provided that any such audit shall be conducted in a manner which does not interfere with Debtor's normal operations;

      (q) as to any accounts of the Debtor included in the Collateral, the amounts shown as owed to Debtor on Debtor's books will be the undisputed amounts owing and unpaid, and Debtor shall disclose to the Collateral Agent and the Administrative Agent all agreements modifying any material account, instrument or chattel paper pertaining to the Collateral;

                                      D2-5

      (r) except as provided in the Loan Agreement and the Collateral Agency Agreement, Collateral may not be sold, leased or otherwise disposed of by Debtor, in any manner, without the prior written consent of the Administrative Agent, except for sales or other disposition of Collateral in the ordinary course of business;

      (s) Debtor shall give the Collateral Agent and the Administrative Agent written notice of each office of Debtor in which records of Debtor pertaining to the Collateral are kept, and each location at which the Collateral is or will be kept;

      (t) without thirty days' prior written notice to the Collateral Agent and the Administrative Agent, Debtor shall not change its name or the address of its chief executive office and principal place of business;

      (u) except as provided in the Loan Agreement, Debtor waives notices of the creation, advance, existence, extension or renewal of, and of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any Person liable for the Obligations or any part thereof, notice of Default or any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations, and any part thereof may be extended or renewed one or more times by the Administrative Agent in its discretion, without notice to Debtor;

      (v) no renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Security Agreement shall in any manner impair or affect the rights of the Collateral Agent or the Administrative Agent hereunder;

      (w) the Administrative Agent, on behalf of the holders of the Obligations, need not file suit or assert a claim for personal judgment against any Person for any part of the Obligations or seek to realize upon any other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations and Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof; and

      (x) upon the request of the Administrative Agent following the occurrence of any Event of Default, the Debtor will take all actions requested by the Administrative Agent to prepare the Collateral for disposition and otherwise assist the Administrative Agent in any proposed disposition of all or any part of the Collateral.

      Section 5. Mortgage Loan Collections.

      Prior to the occurrence of an Event of Default, the Debtor shall be entitled to receive all Mortgage Loan Collections and to use same in the ordinary course of the Debtor's business; provided, however, that any escrow payments received by the Debtor shall be deposited and paid out in accordance with all applicable Governmental Requirements. Upon the occurrence and during the continuation of an Event of Default, the Debtor shall, at the request of the

                                      D2-6

Administrative Agent, deliver all Mortgage Loan Collections to the Administrative Agent no later than the Business Day following receipt thereof by the Debtor. Simultaneously with the delivery to the Administrative Agent of any Mortgage Loan Collections, the Debtor shall provide an accounting which identifies all sums so delivered by Mortgage Loan, principal, interest and escrow payments. For so long as the Debtor is so delivering Mortgage Loan Collections, the Debtor shall, on the first Business Day of each week, provide a summary report to the Collateral Agent and the Administrative Agent of all Mortgage Loan Collections from the preceding week. The Mortgage Loan Collections paid over to the Administrative Agent pursuant to this Section 5 which consist of payments of principal and interest on the Mortgage Loans included in the Collateral shall be applied to the Obligations in accordance with the terms of the Second Restated Loan Agreement and the Mortgage Loan Collections which consist of escrow payments on the Mortgage Loans included in the Collateral shall be deposited in an escrow account in accordance with the applicable Governmental Requirements.

      Section 6. [Reserved].

      Section 7. Events of Default.

      An Event of Default shall exist under this Security Agreement upon the occurrence and during the continuation of an Event of Default under the Loan Agreement; provided, however, that even if the Loan Agreement shall for any reason be terminated, all events or conditions which constitute Events of Default under the Second Restated Loan Agreement as of the date immediately preceding the date of its termination shall continue to constitute Events of Default hereunder.

      Section 8. Remedies.

      Upon the occurrence of any Event of Default and the acceleration of the unpaid balance of the Obligations pursuant to Section 8.2(b) or (c) of the Loan Agreement, and provided such Event of Default has not previously been cured by the Debtor, the Administrative Agent on its behalf may:

      (a) whether in its own name or the name of the Debtor, notify any or all Obligors on any of the Collateral to make all payments due or to become due thereon directly to the Administrative Agent, or such other Person as the Administrative Agent may require, whereupon the power and authority of Debtor to collect the same in the ordinary course of its business shall be deemed to be immediately revoked and terminated;

      (b) take or bring in the Debtor's name or that of the Administrative Agent all actions, suits or proceedings deemed by the Administrative Agent as necessary or desirable to effect possession or collection of the Collateral, including sums due or paid thereon; complete any contract or agreement of Debtor in any way related to any of the Collateral; record in the name of the Collateral Agent or the Administrative Agent, for the benefit of the holders of the Obligations, any and all assignments of the Mortgage Loan Collateral or like documents; make allowances or adjustments related to claims related to the Collateral; compromise any claims related to the Collateral; issue credit in its own name or the name of the Debtor in connection with the Collateral; remove from the Debtor's premises all documents, instruments, records, files

                                      D2-7
or other items relating to the Collateral (including any records with respect to the Collateral); and, without cost or expense to the Collateral Agent or the Administrative Agent, use Debtor's personnel, supplies and space to take possession of, administer, collect or dispose of the Collateral;

      (c) declare the entire unpaid balance of the principal of the Obligations and all accrued and unpaid interest thereon to be, and such amounts shall thereupon become, forthwith due and payable, without demand, presentment, protest, notice of protest and nonpayment, notice of acceleration or of intent to accelerate, or other notice of any kind, all of which the Debtor hereby expressly waives;

      (d) invoke, in addition to the rights and remedies provided in this Security Agreement, or in any other agreement, instrument or undertaking executed by the Debtor, the rights and remedies of a secured party under the UCC and any and all other Governmental Requirements;

      (e) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof (to which any such appointment the Debtor hereby consents); or

      (f) take possession and dispose of all or any portion of the Collateral, at public or private sale, as a unit or in parcels, upon any terms and prices and in any order, free from any claim or right of any kind (the Debtor agrees that for such purpose the Administrative Agent, on behalf of the holders of the Obligations, may maintain all or any part of the Collateral on Debtor's premises for such period of time as may be reasonably necessary without any charge to the Administrative Agent, as applicable, whatsoever).

      In connection with the foregoing clauses (a) through (f), it is expressly agreed that:

      (A) regardless of any provision hereof and with the exception of the Administrative Agent's liability for damages that are the sole result of the Administrative Agent's own gross negligence or willful misconduct neither of the Administrative Agent nor the Collateral Agent shall ever be liable to the Debtor for the failure of the Administrative Agent or Collateral Agent to collect or for their failure to exercise diligence in the collection, possession, or any transaction concerning, all or any part of the Collateral;

      (B) the rights, titles, interests, liens and security interests of the Administrative Agent for the benefit of the holders of the Obligations hereunder are cumulative of all of the rights, titles, interest, liens or security interests which the Collateral Agent or the Administrative Agent may now or at any time hereafter hold regarding the Obligations;

      (C) issuance by the Administrative Agent of a receipt to any Person obligated to pay any amounts to the Debtor shall be a full and complete release, discharge and acquittance to such Person to the extent of any amount so paid to the Collateral Agent or the Administrative Agent;

      (D) the Collateral may be sold or disposed of in one or more transactions, as the Administrative Agent, on behalf of the holders of the Obligations, deems appropriate;

                                      D2-8

      (E) a private sale of any Collateral pursuant to any Take-Out Commitment shall be deemed to be a sale of such Collateral in a commercially manner if such sale is substantially on the terms and conditions of such Take-Out Commitment;

      (F) the Collateral described in clauses (a) and (b) of Section 1, the definition of Collateral, is intended to be sold and none of such Collateral is of a type or kind intended by Debtor to be held for investment or for any purpose other than for sale;

      (G) any notice of sale, disposition or other action by the Administrative Agent, on behalf of the holders of the Obligations, required by the UCC and sent to the Debtor at the address for the Debtor set forth in the introductory paragraph to this Security Agreement, or at such other address as the Debtor may have furnished the Administrative Agent in writing, at least ten (10) days prior to such action, shall constitute notice to Debtor; and

      (H) any such notice shall be given in the manner prescribed by or permitted in the Second Restated Loan Agreement.

      Section 9. Application of Proceeds.

      Upon request from the Debtor or the Administrative Agent, all Mortgage Loan Collections received by the Collateral Agent, if any, shall be turned over to the Administrative Agent for the benefit of the holders of the Obligations and shall be applied, as provided in the Loan Agreement.

      Section 10. Concerning the Collateral Agent, the Lenders and the
                  Administrative Agent.

      (a) Reference is made to the Collateral Agency Agreement for certain provisions regarding the appointment of the Administrative Agent as attorney-in-fact for the Debtor, the obligation of the Debtor to reimburse the Collateral Agent for certain fees and expenses incurred by the Collateral Agent in connection herewith and the obligation of the Debtor to indemnify the Collateral Agent (and others) against certain costs, claims and expenses arising in connection with this Security Agreement.

      (b) Subject to clause (A) of Section 8 of this Security Agreement and the following clause (c), the Collateral Agent and the Administrative Agent shall be deemed to have exercised care in the custody and preservation of any of the Collateral in their possession if they exercise the same diligence in the care thereof which they exercise in the care of their own property.

      (c) Nothing in this Security Agreement shall relieve the Debtor from performing any obligation or duty on its part pursuant to any term, covenant or agreement under or in respect of any of the Collateral or from any liability to any Person resulting from any failure by the Debtor to perform any such obligation or duty or from any representation or warranty given by the Debtor in connection with any of the Collateral. This is a security agreement and is not a delegation of duties. Neither the Collateral Agent, nor the Lenders, nor the Administrative Agent assumes any of, and neither the Collateral Agent, nor the Lenders, nor the Administrative Agent shall at any time be liable for, the performance by the Debtor of the obligations, duties,

                                      D2-9
covenants, warranties, representations or other liabilities of Debtor in or under the Collateral or any transaction, agreement or contract out of which the Collateral, or any of it, arises.

      Section 11. Miscellaneous.

      (a) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

      (b) It is agreed that any custom or usage to the contrary notwithstanding, the Administrative Agent, on behalf of the holders of the Obligations, shall have the right at all times to enforce the covenants and provisions of this Security Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Administrative Agent in refraining from so doing at any time, or any acceptance by the Collateral Agent or the Administrative Agent of partial performance by the Debtor. All rights and remedies of the Collateral Agent and the Administrative Agent hereunder are cumulative of each other and of every other right or remedy which the Collateral Agent or the Administrative Agent may have at law or in equity or in any other contract or other writing for the enforcement of any security interest or the collection of the Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

      (c) This Security Agreement is binding upon Debtor, Debtor's receivers, trustees, successors and assigns, and shall inure to the benefit of the holders of the Obligations, and their respective successors and assigns. The Administrative Agent may assign its interest in this instrument or any of its rights and powers hereunder, with all or any of its interest in the Obligations hereby secured, and may instruct the Collateral Agent to hold for the benefit of such assignee any of the Collateral therefor. Upon the appointment of a successor to the Collateral Agent as the agent under the Collateral Agency Agreement, such successor shall have the rights and remedies as if originally named herein in place of the Collateral Agent and the Collateral Agent shall be thereafter fully discharged from all responsibility hereunder.

      (d) Notwithstanding any provision herein to the contrary, the Administrative Agent, on behalf of the holders of the Obligations, shall have the right to give any request, notice, waiver or consent to direct the time, method and place of conducting any proceeding or exercising any right, remedy or power available to the Collateral Agent or the Administrative Agent, for the benefit of the holders of the Obligations, with respect to the Collateral. The Administrative Agent, on behalf of the holders of the Obligations, may, from time to time and in its absolute discretion, make decisions, pursue actions or refrain from taking actions, with respect to the Collateral.

      (e) No failure on the part of the Collateral Agent or the Administrative Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent or the Administrative Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                                     D2-10

      (f) All representations and warranties shall survive the date hereof and shall be deemed to have been made continuously, except for representations and warranties which are by their terms limited to a specific date.

      (g) Any provision of this Security Agreement found to be prohibited by law shall be ineffective to the extent of such prohibition without invalidating the rest of this Security Agreement.

      (h) This Security Agreement may be presented to filing officers for recordation as a financing statement or other document evidencing the security interest created hereunder.

      (i) THIS SECURITY AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      (j) The parties acknowledge that the Administrative Agent as secured party hereunder is acting not only on its own behalf but also on behalf of the holders of the Obligations. The parties further acknowledge that pursuant to the Collateral Agency Agreement, the Collateral Agent will hold collateral for the benefit of the holders of the Obligations.

      (k) The parties acknowledge that although the Collateral Agent is a signatory hereto, it has no specific duties or obligations hereunder (other than to hold the collateral pursuant to the Collateral Agency Agreement) and is not the secured party.

                                     D2-11

      IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first above written.

                                       PULTE FUNDING, INC., as Debtor

                                       By: _________________________________
                                       Name:
                                       Title:

                                       CALYON NEW YORK BRANCH,
                                       as Administrative Agent

                                       By: _________________________________
                                       Name:
                                       Title:

                                       By: _________________________________
                                       Name:
                                       Title:

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       as Collateral Agent

                                       By: _________________________________
                                       Name:
                                       Title:

                                     D2-12

                                                                     EXHIBIT D-3

                   AMENDED AND RESTATED ASSIGNMENT OF ACCOUNT

                                   DATED AS OF
                                 AUGUST 23, 2002
                                      AMONG

               PULTE FUNDING, INC., as the borrower ("Customer"),
                        CALYON NEW YORK BRANCH, as agent,
     pursuant to the Security Agreement referred to below, ("Secured Party")
                  PULTE MORTGAGE LLC, as servicer ("Servicer")
                                       and
             JPMORGAN CHASE BANK, NATIONAL ASSOCIATION ("JPMorgan")

      The Customer maintains a demand deposit account numbered 10-02500 at JPMorgan (the "Account" or the "Collection Account") into which Account checks and other items of payment ("Items") are deposited.

      The Customer established the Account pursuant to the Amended and Restated Loan Agreement, dated as of August 23, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Restated Loan Agreement") among the Customer, as the Borrower, the Issuers parties thereto, the Banks parties thereto, the Managing Agents parties thereto, the Secured Party, in its capacity as administrative agent for the "Lenders" (as defined in the Restated Loan Agreement), and the Servicer, in its capacity as servicer thereunder.

      This is to confirm that as security for the payment of the Obligations (as defined in the Restated Loan Agreement) the Borrower hereby pledges, assigns and transfers to the Administrative Agent for the benefit of the holders of the Obligations a first priority perfected security interest in the Account, including all of the Borrower's right, title and interest in and to the Account, including without limitation all items now or at any time hereafter on deposit therein, credited thereto, or payable thereupon, all investments made with respect thereto and the proceeds thereof (collectively, the "Collateral").

      Subject to the terms of this Agreement, JPMorgan recognizes the Security Interest in the Collateral.

      1. Account. Until such time as JPMorgan shall have received notice (the "Activation Notice") from the Secured Party in a Timely Manner, funds on deposit from time to time in the Account shall be disbursed as the Customer's servicer, the Servicer, may direct. The Customer shall have no right at any time to access the Account or funds therein. As used in this Agreement, "Timely Manner" means receipt of the relevant notice, notice revocation or instruction at a time and in a manner affording JPMorgan a reasonable opportunity to act thereon. Secured Party shall simultaneously provide Customer with such Activation Notice. After JPMorgan has received an Activation Notice, and until such time as JPMorgan has received contrary notice from the Secured Party in a Timely Manner that a default has been waived or has ceased to exist:

                                      D3-1

            (a) The Secured Party shall have the exclusive right to direct and provide instructions to JPMorgan as to the disposition of all amounts then or thereafter deposited in the Account, without further consent of the Customer or Servicer, and JPMorgan shall not comply with any instruction from the Customer in connection with the Account unless consented to in writing by the Secured Party and received by JPMorgan in a Timely Manner;

            (b) JPMorgan, subject to its applicable availability policy in effect from time to time, will transfer on each banking day all immediately available funds on deposit in the Account by wire transfer, or other method of transfer mutually agreeable to JPMorgan and the Secured Party, as the Secured Party may from time to time direct JPMorgan in accordance with JPMorgan's usual and customary procedures for funds transfers; and

            (c) Each of the Customer and the Servicer agrees it shall not make any attempt to access the Account or funds therein.

      2. Reliance Upon Instructions. The Servicer and the Secured Party, as the case may be, are responsible for, and JPMorgan may rely upon, the contents of any notice or instructions that JPMorgan believes in good faith to be from the Servicer or Secured Party, as the case may be, without any independent investigation. JPMorgan shall have no duty to inquire into the authority of the person in giving such notice or instruction. In the event that JPMorgan receives conflicting notices or instructions, JPMorgan may refuse to act.

      3. Information. JPMorgan will from time to time provide to the Servicer information regarding the Account. For an additional fee, JPMorgan will provide certain duplicate information as may be reasonably requested by the Secured Party and Customer.

      4. Financing Documents. JPMorgan shall not be deemed to have any knowledge (imputed or otherwise) of: (a) any of the terms or conditions of the Restated Loan Agreement or any document referred to therein or relating to any financing arrangement between the Customer and the Secured Party, or any breach thereof, or (b) any occurrence or existence of a default. JPMorgan has no obligation to inform any person of such breach or to take any action in connection with any of the foregoing, except such actions regarding the Account as are specified in this Agreement. JPMorgan is not responsible for the enforceability or validity of the security interest in the Items and the Account.

      5. Set-Off. The Customer, the Servicer and the Secured Party jointly and severally authorize JPMorgan to debit the Account, from time to time, for: (a) Items, including, without limitation, any automated clearinghouse transactions that are returned for any reason, and any adjustment; and (b) any amount then due from the Customer or the Secured Party to JPMorgan under this Agreement or related to the Items, the Account and the services provided hereunder and the Account, provided JPMorgan advises the Customer, the Servicer and the Secured Party of the amount thereof in accordance with JPMorgan's then current practice. Subject to the terms of this Agreement, JPMorgan agrees that the security interest is superior to any right of set-off, security interest or other lien which JPMorgan might otherwise have in the Items or the Account.

                                      D3-2

      6. Rules. Use of the services provided pursuant to this Agreement is subject to all applicable laws, regulations, rules and funds transfer systems and clearing arrangements, whether or not JPMorgan is a party to them ("Rules"). Funds will be made available pursuant to the Rules and JPMorgan's applicable availability policies.

      7. Recording Conversations. The Customer, the Servicer, the Secured Party or JPMorgan may record, store and use all telephone conversations and data transmissions.

      8. Charges and Fees. The Customer will pay JPMorgan's charges and fees applicable to this service as specified in writing or as otherwise agreed by the Customer and JPMorgan and such charges and fees may be charged directly against the Account.

      9. Liability. JPMorgan will be liable only for direct damages if it fails to exercise ordinary care. JPMorgan shall be deemed to have exercised ordinary care if its action or failure to act is in conformity with general banking usages or is otherwise a commercially reasonable practice of the banking industry. JPMorgan shall not be liable for any special, indirect or consequential damages, even if it has been advised of the possibility of such damages.

      10. Indemnification. The Customer and the Servicer jointly and severally agree to indemnify JPMorgan for, and hold JPMorgan harmless from, all claims, demands, losses, liabilities and expenses, including reasonable legal fees and expenses, resulting from or with respect to this Agreement, the Items, the Account and the services provided hereunder, including, without limitation: (a) any action taken, or not taken, by JPMorgan in regard thereto in accordance with the terms of this Agreement; (b) Items, including, without limitation, any automated clearinghouse transactions, which are returned for any reason; and (c) any failure to pay any invoice or charge of JPMorgan for services in respect to this Agreement, the Items, the Account or any amount owing to JPMorgan from the Customer, the Servicer or the Secured Party with respect thereto or to the service provided hereunder (collectively, the "Claims"), except for any Claims caused by JPMorgan's own gross negligence or willful misconduct. To the extent of such indemnity, the Customer, the Servicer and the Secured Party agree that JPMorgan shall have set-off rights against the Account. The Secured Party agrees to reimburse JPMorgan (after receiving an Activation Notice) for any amounts described in Subsection (b) and (c) of this Section in the event and to the extent that there are insufficient funds in the Account to cover any amounts described in Subsection (b) or (c). Any amount due under this indemnity that remains unpaid for thirty (30) days after notice hereof shall bear interest at the federal funds rate from the date of the notice to the date of payment. This indemnity shall survive the termination of this Agreement

      11. Failure to Perform. None of the Customer, the Servicer, Secured Party or JPMorgan will be liable for any failure to perform its obligations when the failure arises out of causes beyond its control, including, without limitation, an act of a governmental regulatory/authority, an act of God, accident, equipment failure, labor disputes or system failure, provided it has exercised such diligence as the circumstances require.

      12. Governing Law. This Agreement shall be construed in accordance with the internal laws (and not the law of conflicts) of Illinois and applicable federal laws. JPMorgan, the Customer, the Servicer and the Secured Party hereby waive their respective rights to trial by jury.

                                      D3-3

      13. No Extension of Credit. Nothing in this Agreement, unless otherwise agreed in writing, or any course of dealing between the Customer, the Servicer, the Secured Party or JPMorgan, commits or obligates JPMorgan to extend any overdraft or other credit to the Customer, the Servicer or the Secured Party.

      14. Amendments and Waivers. This Agreement may be amended or waived only in writing signed by the Customer, the Servicer, the Secured Party and JPMorgan.

      15. Assignment. None of the Customer, the Servicer, the Secured Party or JPMorgan may assign or transfer any of its rights or obligations under this Agreement, except JPMorgan may assign or transfer its rights and obligations to any subsidiary of JPMorgan Corporation or any successor thereto. This Agreement shall bind the respective successors and assigns of the parties and shall inure to the benefit of their respective successors and assigns.

      16. Termination. The Secured Party or JPMorgan, upon thirty (30) days notice to the other parties, may terminate this Agreement. Any claim or cause of action of any party against any other relating to this Agreement which existed at the time of termination shall survive the termination. All mail received after the date specified in such notice of termination shall be returned by JPMorgan to the Secured Party by first class mail or such other means mutually agreeable in the Secured Party and JPMorgan. Under no circumstances may the Customer or the Servicer terminate this Agreement or close the Account without the prior written consent of the Secured Party.

      17. Entire Agreement. This Agreement constitutes the entire agreement and understanding, and supersedes all prior agreements and understandings, between the Customer, the Servicer, the Secured Party and JPMorgan relating to the services provided pursuant to this Agreement as of the date of this Agreement.

      18. Notices. Any notices given pursuant to this Agreement shall be given by any commercially reasonable means and all notices shall be effective when received. Each written notice shall be addressed to the relevant address appearing below or at another address specified in a written notice by one party to the other:

If to Customer:
      Pulte Funding, Inc.
      7475 South Joliet Street
      Englewood, Colorado  80112
      Telephone: (303) 493-2900
      Facsimile: (303) 493-4900
      Attention: David M. Bruining

If to Secured Party:
      Calyon New York Branch
      Calyon Building
      1301 Avenue of Americas
      New York, New York 10019
      Facsimile: (212) 459-3258

                                      D3-4

If to Servicer:
      Pulte Mortgage LLC
      7475 South Joliet Street
      Englewood, Colorado  80112
      Telephone: (303) 493-2900
      Facsimile: (303) 493-4900
      Attention: David M. Bruining

If to JPMorgan:
      JPMorgan Chase Bank, National Association
      Asset-Backed Finance Division
      1 Bank One Plaza
      Chicago, Illinois  60670
      Telephone No.: (312) 732-2722
      Facsimile: (312) 732-1844

      19. Counterparts. This Agreement may be executed by the Secured Party, the Servicer or the Customer and JPMorgan individually or in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                                      D3-5

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives as of the date first set forth above.

                                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                  By:  _________________________________
                                  Title: ________________________________

                                  PULTE FUNDING, INC.

                                  By:  _________________________________
                                  Title: ________________________________

                                  PULTE MORTGAGE LLC

                                  By:  _________________________________
                                  Title: ________________________________

                                  CALYON NEW YORK BRANCH,
                                  as agent

                                  By:   _________________________________
                                  Title: ________________________________

                                  By:   _________________________________
                                  Title: ________________________________

                                      D3-6

                                                                     EXHIBIT D-4

                               FORM OF ASSIGNMENT

      Date:  __________________  __, ____

      To: LASALLE BANK NATIONAL ASSOCIATION

      LaSalle Bank National Association
      2571 Busse Road, Suite 200
      Elk Grove Village, Illinois 60007
      Telephone No.: (847) 766-6429
      Facsimile No.: (847) 766-3456
      Attention: Mark J. Jerva

Re: (i) Second Amended and Restated Loan Agreement entered into as of August 19, 2005 among PULTE FUNDING, INC. (the "Borrower"), the Issuers parties thereto, the Managing Agents parties thereto, the Banks parties thereto, CALYON NEW YORK BRANCH, in its capacity as administrative agent for the "Lenders" (as defined therein) (in such capacity, the "Administrative Agent"), and PULTE MORTGAGE LLC, in its capacity as servicer thereunder (as the same may be increased, reduced, supplemented, amended, restated, renewed, extended or otherwise modified from time to time, the "Second Restated Loan Agreement") and (ii) Second Amended and Restated Collateral Agency Agreement dated as of August 19, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Second Restated Collateral Agency Agreement") among the Borrower, the Administrative Agent, and LaSalle Bank National Association in its capacity as the collateral agent (the "Collateral Agent"). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Second Restated Loan Agreement or the Second Restated Collateral Agency Agreement, as applicable.

      For value received and pursuant to the Second Restated Loan Agreement and the Second Restated Collateral Agency Agreement, as Collateral for the Obligations, the undersigned Borrower hereby transfers, assigns, pledges and sets over to the Administrative Agent, for the benefit of the holders of the Obligations, and hereby grants to the Administrative Agent, for the benefit of the holders of the Obligations, a security interest in (1) each Mortgage Loan described on Schedule I attached hereto and made a part hereof (the Principal Mortgage Documents of which are being delivered to the Collateral Agent herewith), (2) each Mortgage Loan described on Schedule II attached hereto and made a part hereof (the Principal Mortgage Documents of which are to be delivered herewith to the Collateral Agent within 9 Business Days of the earlier of the date hereof or, if different, the date of origination of the related Mortgage Loan), and (3) each Take-Out Commitment (or portion thereof) described in the Hedge Report on Schedule III attached hereto and made a part hereof. It is understood that all deliveries hereunder shall be to the Collateral Agent (as agent and bailee for the Administrative Agent) or the Administrative

                                      D4-1

Agent (for the benefit of holders of the Obligations), as the case may be, pursuant to the Second Restated Collateral Agency Agreement.

      The Borrower represents and warrants to the Administrative Agent and the Collateral Agent, in each case, for the benefit of the holders of the Obligations that the Borrower currently holds, in trust for the Administrative Agent for the benefit of the holders of the Obligations, all of the Other Mortgage Documents, as required by Section 3.2(c) of the Second Restated Loan Agreement, for each Mortgage Loan described in Schedule I. Further, the Borrower represents and warrants that all information provided with this Assignment (this "Assignment"), including the information contained on Schedule I, and III, is true and correct and that all of the Principal Mortgage Documents for each of the Mortgage Loans described in Schedule I accompany this Assignment and are delivered to the Collateral Agent for the benefit of the holders of the Obligations free and clear of any liens or other obligations other than as provided in the Transaction Documents.

      This Assignment shall be binding upon, and inure to the benefit of, the successors and assigns of the Borrower, the Collateral Agent and the Administrative Agent for the benefit of the holders of the Obligations. Capitalized terms used in this Assignment and not otherwise defined herein have the meanings given thereto in the Second Restated Loan Agreement.

      THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

      THIS ASSIGNMENT AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                      D4-2

      In witness whereof, the Borrower has caused this Assignment to be executed and delivered on the first date above written.

                                           PULTE FUNDING, INC.

                                           By: ___________________________
                                           Name:
                                           Title:

                                      D4-3

                        SCHEDULE I TO FORM OF ASSIGNMENT

                Mortgage Loans in which the Administrative Agent
          is Granted a Security Interest for the Benefit of the Holders
           of the Obligations and with Respect to which the Principal
                    Mortgage Documents are Delivered Herewith

Originator's Loan        Original
     Number          Principal Amount       Collateral Value    Obligor            Interest Rate       Loan Type

                                      D4-4

                        SCHEDULE II TO FORM OF ASSIGNMENT

                Mortgage Loans in which the Administrative Agent is Granted a Security Interest for the Benefit of
          the Holders of the Obligations and with Respect to which the Principal Mortgage Documents are to be Delivered within Nine Business Days

Originator's Loan         Original
     Number           Principal Amount       Collateral Value    Obligor      Interest Rate       Loan Type

                                      D4-5

                       SCHEDULE III TO FORM OF ASSIGNMENT

                               PULTE MORTGAGE LLC

As of:

                              Form Of Hedge Report

                                                 Price    PSA     Face
Trade #  Trade Date  Broker  Security   Coupon  (32nd's) Settle  Amount  Price*
-------  ----------  ------ ----------  ------  -------- ------  ------  ------
TRADES:                                 %                        $       $

                                                                  ------  ------

                            TRADES:                               $       $
                                                                  ======  ======

                            CONFORMING                            $
                            COLLATERAL                                    $
                            AT BANK:

                                                                          ------
                            CUSHION:
                                                                          ======

*     Price must exceed collateral.

                                      D4-6

                                                                     EXHIBIT D-5

                            FORM OF TRANSFER REQUEST

      ______________ __, ____

      To: LASALLE BANK NATIONAL ASSOCIATION

      LaSalle Bank National Association
      2571 Busse Road, Suite 200
      Elk Grove Village, Illinois 60007
      Telephone No.: (847) 766-6429
      Facsimile No.: (847) 766-3456
      Attention: Mark J. Jerva

Re: Second Amended and Restated Loan Agreement entered into as of August 19, 2005 among PULTE FUNDING, INC. (the "Borrower"), the Issuers parties thereto, the Managing Agents parties thereto, the Banks parties thereto, Calyon New York Branch, in its capacity as administrative agent for the "Lenders" (as defined therein) (in such capacity, the "Administrative Agent"), and PULTE MORTGAGE LLC, in its capacity as servicer thereunder (as the same may be increased, reduced, supplemented, amended, restated, renewed, extended or otherwise modified from time to time, the "Second Restated Loan Agreement") and (ii) Second Amended and Restated Collateral Agency Agreement dated as of August 19, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Second Restated Collateral Agency Agreement") among the Borrower, the Administrative Agent, and LASALLE BANK NATIONAL ASSOCIATION, in its capacity as the collateral agent (the "Collateral Agent"). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Second Restated Loan Agreement or the Second Restated Collateral Agency Agreement, as applicable.

      Please transfer to ____________________ each of the Principal Mortgage Documents for the Mortgage Loans described in Schedule I, attached hereto and made a part hereof for all purposes.

      To the extent that any transfer made pursuant to these instructions may, by inadvertence or otherwise, cause the Collateral Value of Eligible Mortgage Collateral to be less than the Primary Obligations then the undersigned shall, immediately and without notice, correct said deficiency either by transferring to the Collateral Agent, for the benefit of the holders of the Obligations, Eligible Mortgage Collateral with a Collateral Value equal to or greater than the amount of such deficiency, or by making a mandatory payment on the Obligations, to the Administrative Agent for deposit in the Collection Account, in the amount of the deficiency.

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN

                                      D5-1

SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

      In witness hereof, the Borrower has caused this Assignment to be executed and delivered on the first date above written.

                                       PULTE FUNDING, INC.

                                       By: ____________________________________
                                           Name:_______________________________
                                           Title:______________________________

      The Servicer hereby represents and warrants that the Collateral Value of all Eligible Mortgage Collateral, after giving effect to the foregoing transfer, will equal or exceed the total Principal Debt of the Borrower.

                                       PULTE MORTGAGE LLC

                                       By: ____________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                      D5-2

                            SCHEDULE I TO EXHIBIT D-5

                                 Mortgage Loans
                 to be Transferred by Collateral Agent Pursuant
                      to the Borrower's Request and Subject
                               to the Restrictions
       and Limitations of the Second Restated Collateral Agency Agreement

Originator's    Original
   Loan         Principal   Collateral            Interest   Loan
  Number         Amount       Value      Obligor    Rate     Type
------------    ---------   ----------   -------  --------   ----

                                      D5-3

                                                                 EXHIBIT D-5A(a)

                   FORM OF SHIPPING REQUEST (CONFORMING LOANS)

Date:

LaSalle Bank National Association
2571 Busse Road, Suite 200
Elk Grove Village, Illinois 60007
Telephone No.: (847) 766-6429
Facsimile No.: (847) 766-3456
Attention: Mark J. Jerva

      This letter is to serve as authorization for you to endorse the following loans:

Loan Number                      Borrower Name                       Note Amount

under Commitment #____________ (the "Commitment") from an Approved Investor as follows:

      Please endorse the notes as follows:

                                               PULTE FUNDING, INC.,
                                               a Michigan corporation

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                                    D5A(a)-1

                                                                 EXHIBIT D-5A(b)

                 FORM OF SHIPPING REQUEST (NON-CONFORMING LOANS)

Date:__________________

LaSalle Bank National Association
2571 Busse Road, Suite 200
Elk Grove Village, Illinois 60007
Telephone No.: (847) 766-6429
Facsimile No.: (847) 766-3456
Attention: Mark J. Jerva

      This letter is to serve as authorization for you to endorse the following loans:

Loan Number                      Borrower Name                       Note Amount

to the following address under Commitment #___________ (the "Commitment") from an Approved Investor as follows:

NAME:
ADDRESS:

ATTENTION:

      Please endorse the notes as follows:

      Please ship the loan documents either by _______________________ or by such other courier service as we have designated to you as "approved". The courier shall act as an independent contractor bailee acting solely on your behalf as Collateral Agent for the Lenders (as defined in that certain Second Amended and Restated Collateral Agency Agreement dated as of August 19, 2005, as the same may be amended, extended or replaced from time to time), but we acknowledge and agree that you are not responsible for any delays in shipment caused by courier or any other actions or inaction of the courier, including, without limitation, any loss of any loan documents; however, because the Commitment expires on _____________, 200_, we ask that you deliver the loan documents to the courier no later than _____________, 200_.

                                             PULTE FUNDING, INC.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                    D5A(b)-1

                                                                  EXHIBIT D-6(a)

           BAILEE AND SECURITY AGREEMENT LETTER FOR APPROVED INVESTORS

DATE:

[Investor's Name]
[Investor's Address]

      Re:  Pulte Funding, Inc.:
           Sale of Mortgage Loans

      Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by PULTE FUNDING, INC. (the "Company") and are being delivered to you for purchase.

      The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined herein are defined
in) that certain Second Amended and Restated Loan Agreement entered into as of August 19, 2005 among the Borrower, the Issuers parties thereto, the Managing Agents parties thereto, the Banks parties thereto, CALYON NEW YORK BRANCH, in its capacity as administrative agent for the "Lenders" (as defined therein) (in such capacity, the "Administrative Agent"), and PULTE MORTGAGE LLC, in its capacity as servicer thereunder. Each of the Mortgage Loans is subject to a security interest in favor of the Administrative Agent on behalf of the Secured Parties, which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account:

               WIRE INSTRUCTIONS TO THE CASH & COLLATERAL ACCOUNT:
            Account Number 1928368 with JPMorgan, NA, ABA# 021000021

      Pending your purchase of each Mortgage Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Secured Parties. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Collateral Agent at the address set forth below. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than forty-five (45) calendar days from the date hereof. In no event shall any Mortgage Loan be returned to or sales proceeds remitted to the Company. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

      NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED, AS COLLATERAL AGENT, REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING
                                    D6(a)-1

AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                        Sincerely,

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Collateral Agent

                                        By:____________________________________
                                           Name:
                                           Title:

      The undersigned Company agrees to and acknowledges the terms of this letter and, notwithstanding any contrary understanding with or instructions to you, the addressee of this letter, the Company instructs you to act according to the instructions set forth in this letter. These instructions cannot be altered except by written instructions executed by Collateral Agent.

                                        PULTE FUNDING, INC.,
                                        a Michigan corporation

                                        By:___________________________________
                                           Name:
                                           Title:

ACKNOWLEDGEMENT OF RECEIPT:

[Investor]

By:______________________________
Name:____________________________
Title:_____________________________

Date:_____________________________

                                    D6(a)-2

                 Schedule of Mortgage Notes and Other Documents

                                    D6(a)-3

                                                                  EXHIBIT D-6(b)

             BAILEE AND SECURITY AGREEMENT LETTER FOR POOL CUSTODIAN

[Name and address of pool custodian]

______________________________

______________________________

Ladies and Gentlemen:

      The mortgage notes and other documents enclosed with this letter (the "Collateral") and described on the attached schedule have been assigned and pledged to CALYON NEW YORK BRANCH, in its capacity as administrative agent (the "Administrative Agent") for the "Lenders" under and as defined in the Second Amended and Restated Loan Agreement entered into as of August 19, 2005, among PULTE FUNDING, INC., the Issuers parties thereto, the Managing Agents parties thereto, the Banks parties thereto, the Administrative Agent, and PULTE MORTGAGE LLC, in its capacity as servicer thereunder (as the same may be increased, reduced, supplemented, amended, restated, renewed, extended or otherwise modified from time to time, the "Second Restated Loan Agreement"), pursuant to that one certain Security Agreement among PULTE FUNDING, INC. (the "Company"), the Administrative Agent, and LASALLE BANK NATIONAL ASSOCIATION in its capacity as the collateral agent (the "Collateral Agent") dated as of December 22, 2000 (as it has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Security Agreement.

      The Collateral is now being conditionally delivered to you in trust as custodian for pooling in connection with the issuance of securities to be based on and backed by such Collateral (i.e., the issuance of "mortgage-backed securities"). If within 45 days after the date of this letter the Administrative Agent has not received the mortgage-backed securities themselves, then you must return the Collateral itself to the Administrative Agent. Until such time as the Administrative Agent receives the mortgage-backed securities in exchange for the Collateral or the Collateral itself, you shall be deemed to hold the Collateral
(1) subject to the conditions stated in the immediately preceding sentence, (2) in trust for the use and benefit of the Administrative Agent for the benefit of the holders of the Obligations (as defined in the Security Agreement), (3) subject to and burdened by the security interest granted pursuant to the Security Agreement to the Administrative Agent for the benefit of the holders of the Obligations and (4) as the Administrative Agent's bailee in accordance with the applicable provisions of the Uniform Commercial Code in the State of ___________. You have no property interest in the Collateral until you send the mortgage-backed securities to the Administrative Agent, but instead have only the naked right to possession of the Collateral as bailee and trustee for the Administrative Agent for the benefit of the holders of the Obligations and subject to all of the terms and conditions of this letter. If you receive conflicting or inconsistent instructions regarding the Collateral from the Company and the Administrative Agent, you agree to act in accordance with the Administrative Agent's instructions. It is understood that the Administrative Agent is delivering

                                    D6(b)-1
the Collateral, and will be receiving the mortgage-backed securities, or cash, as agent and bailee for the holders of the Obligations.

      NOTWITHSTANDING ANY OTHER PROVISION OF THIS LETTER OR ANY OTHER PAPERS OR AGREEMENT, EACH OF THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT RESERVES THE RIGHT EXERCISABLE AT ANY TIME BEFORE THE MORTGAGED-BACKED SECURITIES HAVE BEEN ISSUED AND DELIVERED TO THE ADMINISTRATIVE AGENT TO REQUIRE BY WRITTEN NOTICE, DELIVERED TO YOU IN ANY LEGALLY EFFECTIVE MANNER, THAT YOU RETURN THE COLLATERAL TO THE COLLATERAL AGENT, WHEREUPON YOU SHALL BE OBLIGATED TO DO SO WITHOUT FURTHER NOTICE, AND THIS SENTENCE (AS WELL AS THE OTHER PROVISIONS OF THIS LETTER) SHALL BE BINDING ON YOUR SUCCESSORS, TRUSTEES, CONSERVATORS, RECEIVERS AND ASSIGNS.

      If the foregoing accurately reflects your understanding of your role with respect to the Collateral and in particular your status as bailee and trustee for the Administrative Agent and your very limited rights in the Collateral until you send the mortgage-backed securities to the Administrative Agent in exchange for the Collateral, please execute the enclosed copy of this letter and return it to us (although your receipt for this letter shall not be necessary to the effectiveness of any of its provisions). Otherwise, please notify us and return all of the enclosed Collateral to us immediately and in any event within ten (10) days after the date of this letter. If you fail to either (a) execute and return a copy of this letter to the Administrative Agent or (b) return to the Administrative Agent all of the enclosed Collateral within ten (10) days after this letter's date, then you shall have accepted possession of the Collateral as the Administrative Agent's bailee, in trust, subject to the security interest granted to the Administrative Agent for the use and benefit of the holders of the Obligations, and on the conditions specified in this letter.

      If the mortgage-backed securities are not received by the Administrative Agent in exchange for the enclosed Collateral on or before forty-five (45) days after this letter's date, then you are instructed to return all of the Collateral to the Administrative Agent (although that shall not affect or impair any claim or cause of action against you in respect of your Take-Out Commitment).

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

                                    D6(b)-2

                                              Very truly yours,

                                              CALYON, NEW YORK BRANCH,
                                              as Administrative Agent

                                              By:___________________________
                                                 Name:
                                                 Title:

                                              By: _____________________________
                                              Name:
                                              Title:

                                              LASALLE BANK NATIONAL ASSOCIATION,
                                              as Collateral Agent

                                              By:___________________________
                                                 Name:
                                                 Title:

Received and agreed to.

             [Name and signature of Pool Custodian and date signed]

                                    D6(b)-3

                 Schedule of Mortgage Notes and Other Documents

                                    D6(b)-4

                                                                     EXHIBIT D-7

                  FORM OF TRUST RECEIPT AND SECURITY AGREEMENT

                                                        ________________, 19____

      The undersigned, PULTE MORTGAGE LLC, a Delaware limited liability company (the "Servicer"), and PULTE FUNDING, INC. (the "Borrower") each acknowledges receipt by the Servicer from LASALLE BANK NATIONAL ASSOCIATION acting as agent, bailee and custodian (in such capacity "Collateral Agent") for the exclusive benefit of the Lenders (as such term and capitalized terms not otherwise defined herein are defined in that certain Second Amended and Restated Loan Agreement entered into as of August 19, 2005, among the Borrower, the Issuers parties thereto, the Managing Agents parties thereto, the Banks parties thereto, CALYON NEW YORK BRANCH, in its capacity as administrative agent for the "Lenders" (as defined therein) (in such capacity, the "Administrative Agent"), and the Servicer, in its capacity as servicer thereunder (as the same may be increased, reduced, supplemented, amended, restated, renewed, extended or otherwise modified from time to time, the "Second Restated Loan Agreement")) pursuant to the Second Amended and Restated Collateral Agency Agreement, dated as of August 19, 2005, among the Borrower, Calyon New York Branch, as the Administrative Agent and the Collateral Agent (as the same may be increased, reduced, supplemented, amended, restated, renewed, extended or otherwise modified from time to time, the "Second Restated Collateral Agency Agreement"), of the following described documentation for the identified Mortgage Loans (the "Collateral Documents"), possession of which is herewith entrusted to the Servicer solely for the purpose of correcting documentary defects relating thereto:

                                                                   Loan Document
Borrower Name        Loan Number             Note Amount             Delivered
-------------        -----------             -----------           -------------

      It is hereby acknowledged that a security interest pursuant to the New York Uniform Commercial Code in the Collateral hereinabove described and in the proceeds of said Collateral has been granted to Administrative Agent for the benefit of the Secured Parties pursuant to the Security Agreement.

      In consideration of the aforesaid delivery by Collateral Agent, the Servicer hereby agrees to hold said Collateral in trust for Collateral Agent and the Administrative Agent on behalf of the Lenders as provided under and in accordance with all provisions of the Second Restated Collateral Agency Agreement and to return said Collateral to Collateral Agent no later than the close of business on the fourteenth calendar day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day. The Servicer represents and warrants that the aforesaid delivery by the Collateral Agent shall not cause the Primary Obligations to exceed the Collateral Value of all eligible Mortgage Collateral or cause any violation of any other provision of the Second Restated Loan Agreement.

                                      D7-1

                                            PULTE MORTGAGE LLC,
                                            a Delaware limited liability company

                                            By:_______________________________
                                            Name:_____________________________
                                            Title:_____________________________

      Acknowledgment that the Collateral Documents have been delivered to the
Servicer:

PULTE FUNDING, INC.

By:___________________________
Title: _______________________                        Date:_____________________

      Acknowledgment that the Collateral Documents have been returned to the Collateral Agent:

LASALLE BANK NATIONAL ASSOCIATION

By:___________________________

Title: _______________________                        Date:_____________________

                                      D7-2

                                                                     EXHIBIT D-8

                          COLLATERAL AGENT DAILY REPORT

                             CALYON NEW YORK BRANCH

                          Facsimile No.: (212) 459-3258
                          Attention: Structured Finance

                      FORM OF BORROWING BASE CERTIFICATE

LaSalle Bank, NA certifies the following reflects Pulte Funding, Inc. collateral position as of the end of the day August 18, 2005

                                       MAXIMUM FACILITY AMOUNT    $     0.00

                                      SEASONAL FACILITY AMOUNT    $     0.00

PRINCIPAL DEBT (AS MOST RECENTLY REPORTED TO COLLATERAL AGENT)    $     0.00

                                                             NOTE     COLLATERAL
                                                            AMOUNT      VALUE
                                                            ------    ----------
        BEGINNING BALANCE OF PREVIOUS DAY AGGREGRATE        $ 0.00    $     0.00

DAILY PLEDGES:
M189  - Pledges (new)                                       $ 0.00    $     0.00
M188 - Unpledges (transfers)                                $ 0.00    $     0.00
M156 - Removes (cancels and repays)                         $ 0.00    $     0.00

             ENDING BALANCE OF DAILY PLEDGES                $ 0.00    $     0.00

           AGGREGATE BORROWING BASE

Conforming Mortgage Loans (CML1)                            $ 0.00    $     0.00

                                      D8-1

Non Conforming Mortgage Loans (UNC1)                          $  0.00    $  0.00
Jumbo Loans (JML1)                                            $  0.00    $  0.00
Non Conforming Jumbo Loans (NCJM)                             $  0.00    $  0.00
Super Jumbo Loans (SJML)                                      $  0.00    $  0.00
Non Comforming Super Jumbo Loans (NCJM)                       $  0.00    $  0.00
Second Lien Loans (UNC2)                                      $  0.00    $  0.00
ALT-A Loans (ALTA)                                            $  0.00    $  0.00
Sub Prime Loans (SUBP)                                        $  0.00    $  0.00
    TOTAL AGGREGATE (BEFORE INELIGIBLE LOANS)                 $  0.00    $  0.00

INELIGIBLE ITEMS:

Ineligible Wet > 9 Days                                       $  0.00    $  0.00

Ineligible Trust Release > 15 Days                            $  0.00    $  0.00

Ineligible Over Trust Limits                                  $  0.00    $  0.00

Ineligible Shipped > 45 Days                                  $  0.00    $  0.00

Ineligible Aged > 180 Cal Days                                $  0.00    $  0.00

                             TOTAL INELIGIBLE ITEMS           $  0.00    $  0.00

                     TOTAL WAREHOUSE BORROWING BASE           $  0.00    $  0.00

     ALT-A'S AVG FICO =>690, MINIMUM 650  PASS/FAIL      PASS

                                      D8-2

Certification: To the best of the knowledge and belief (after reasonable investigation) of the officer of the Company executing this Certificate, the Company hereby certifies to LaSalle Bank, NA for the benefit of lenders under the Credit Agreement that: (a) the above information is, and the computations &e accurate and complete and in accordance with the requirements of the Credit Agreement, and (b) as of the date hereof, (1) all representations and warranties of the Company set forth in the Credit Agreement are accurate and complete, (2) there does not exist an Event of Default under the Credit Agreement, and (3) the Company has given written notice to LaSalle Bank, NA of any Default which now exists under the Credit Agreement.

IN WITNESS WHEREOF, the Company has caused this Borrowing Base Certificate to be executed and delivered by its duly authorized officer this August 18, 2005

                                               LsSalle Bank National Association

                                      By: _____________________________________

                                      Name:____________________________________

                                      Title:___________________________________

                                                                 August 18, 2005

                                      D8-3

                                                                     EXHIBIT D-9

                                   [RESERVED]

                                      D9-1

                                                                    EXHIBIT D-10

                            UCC FINANCING STATEMENTS

                                   See Tab 36.

                                     D10-1

                                                                    EXHIBIT D-11

                                   [RESERVED]

                                     D11-1

                                                                    EXHIBIT D-12

                               ASSIGNMENT OF TRADE

                                     [Date]

[Names and Addresses of Approved Investors]

      This is to confirm and assign the trades shown on Schedule I hereto, which were made by us with your firms.

      For the transaction, please accept delivery from, and pay the purchase price directly to Calyon New York Branch, whose acceptance of this trade assignment is indicated below. Accordingly, Calyon New York Branch is obligated to make delivery of such securities to you, and you should establish this trade as a buy transaction.

      All confirmation pertaining to this trade should be sent to Calyon New York Branch, Calyon Building, 1301 Avenue of the Americas, New York, New York 10019, Attention: Conduit Securitization Group, Facsimile No.: (212) 261-7810.

Sincerely,

Pulte Mortgage LLC

By:____________________________
   Name:
   Title:
Agreed:

Calyon New York Branch                      [Approved Investor]

By:____________________________
   Name:
   Title:
Date:

By: _________________________________
   Name:
   Title:
Date:

                                     D12-1

                                                                      Schedule I

      [Schedule I should show Pulte Funding, Inc. Trade Number, Trade Date, Settlement Date, Assignment Account, Trade Amount, Coupon, Price and Type of Security.]

                                     D12-2

                                                                    EXHIBIT D-13

                         FORM OF SUBSTITUTION ASSIGNMENT

      Date: __________________  __, ____

      To: LASALLE BANK NATIONAL ASSOCIATION

      LaSalle Bank National Association
      2571 Busse Road, Suite 200
      Elk Grove Village, Illinois 60007
      Telephone No.: (847) 766-6429
      Facsimile No.: (847) 766-3456
      Attention: Mark J. Jerva

Re: (i) Second Amended and Restated Loan Agreement entered into as of August 19, 2005, among PULTE FUNDING, INC. (the "Borrower"), the Issuers parties thereto, the Managing Agents parties thereto, the Banks parties thereto, CALYON NEW YORK BRANCH, in its capacity as administrative agent for the "Lenders" (as defined therein) (in such capacity, the "Administrative Agent"), and PULTE MORTGAGE LLC, in its capacity as servicer thereunder (as the same may be increased, reduced, supplemented, amended, restated, renewed, extended or otherwise modified from time to time, the "Second Restated Loan Agreement") and (ii) Second Amended and Restated Collateral Agency Agreement dated as of August 19, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Second Restated Collateral Agency Agreement") among the Borrower, the Administrative Agent, and LASALLE BANK NATIONAL ASSOCIATION, in its capacity as the collateral agent (the "Collateral Agent"). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Second Restated Loan Agreement or Second Restated Collateral Agency Agreement, as applicable.

      For value received and pursuant to the Second Restated Loan Agreement and the Second Restated Collateral Agency Agreement, as Collateral for the Obligations, the undersigned Borrower hereby transfers, assigns, pledges and sets over to the Administrative Agent, for the benefit of the holders of the Obligations, and hereby grants to the Administrative Agent, for the benefit of the holders of the Obligations, a security interest in (1) each Mortgage Loan described on Schedule I attached hereto and made a part hereof (the Principal Mortgage Documents of which are being delivered to the Collateral Agent herewith), (2) each Mortgage Loan described on Schedule II attached hereto and made a part hereof (the Principal Mortgage Documents of which are to be delivered herewith to the Collateral Agent within 9 Business Days), and (3) each Take-Out Commitment (or portion thereof) described in the Hedge Report on
Schedule III attached hereto and made a part hereof. It is understood that all deliveries hereunder shall be to the Collateral Agent (as agent and bailee for the Administrative Agent) or the Administrative Agent (for the benefit of holders of the Obligations), as the case may be, pursuant to the Second Restated Collateral Agency Agreement.

                                     D13-1

      The Borrower represents and warrants to the Administrative Agent and the Collateral Agent, in each case, for the benefit of the holders of the Obligations that the Borrower currently holds, in trust for the Administrative Agent for the benefit of the holders of the Obligations, all of the Other Mortgage Documents, as required by Section 3.2(c) of the Second Restated Loan Agreement, for each Mortgage Loan described in Schedule I. Further, the Borrower represents and warrants that all information provided with this Substitution Assignment, including the information contained on Schedule I, and III, is true and correct and that all of the Principal Mortgage Documents for each of the Mortgage Loans described in Schedule I accompany this Substitution Assignment and are delivered to the Collateral Agent for the benefit of the holders of the Obligations free and clear of any liens or other obligations other than as provided in the Transaction Documents.

      This Substitution Assignment shall be binding upon, and inure to the benefit of, the successors and assigns of the Borrower, the Collateral Agent and the Substitution Administrative Agent for the benefit of the holders of the Obligations. Capitalized terms used in this Substitution Assignment and not otherwise defined herein have the meanings given thereto in the Second Restated Loan Agreement.

      THIS SUBSTITUTION ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

      THIS SUBSTITUTION ASSIGNMENT AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      In witness whereof, the Borrower has caused this Substitution Assignment to be executed and delivered on the first date above written.

                                               PULTE FUNDING, INC.

                                               By: ___________________________
                                               Name:
                                               Title:

                                     D13-2

                  SCHEDULE I TO FORM OF SUBSTITUTION ASSIGNMENT

                Mortgage Loans in which the Administrative Agent
          is Granted a Security Interest for the Benefit of the Holders
           of the Obligations and with Respect to which the Principal
                    Mortgage Documents are Delivered Herewith

Originator's Loan        Original
     Number          Principal Amount      Collateral Value      Obligor     Interest Rate      Loan Type

                                     D13-3

                 SCHEDULE II TO FORM OF SUBSTITUTION ASSIGNMENT

                Mortgage Loans in which the Administrative Agent is Granted a Security Interest for the Benefit of
          the Holders of the Obligations and with Respect to which the Principal Mortgage Documents are to be Delivered within Nine Business Days

Originator's Loan        Original
     Number           Principal Amount      Collateral Value      Obligor      Interest Rate       Loan Type

                                     D13-4

                 SCHEDULE III TO FORM OF SUBSTITUTION ASSIGNMENT

                               PULTE MORTGAGE LLC

As of:

                              Form Of Hedge Report

      TAKE-OUT INVESTORS               LIMIT    MOODY'S LT/ST   S&P LT/ST   RATED ENTITY
      ------------------               -----    -------------   ---------   -------------
ABN AMRO Incorporated                   100%       Aa3/P-1      AA-/A-1+    Fitch AA-/F1+
American Home Mortgage                   10%         NR            NR
Astoria Financial Corp.                  25%        Baa1        BBB-/A-2    Fitch BBB+/F2
Aurora Loan Services, Inc.              100%       A1/P-1         A/A1       Fitch A+/F1
Banc of America Securities LLC          100%         P-1          A-1+        Fitch F1+
Banc One Capital Markets, Inc.          100%         A1            BBB         Fitch F2
Banc One Corp.                          100%         A1            BBB         Fitch F2
Bank of America Mortgage                100%         P-1          A-1+        Fitch F1+
Barclays Capital Inc.                   100%         P-1          A-1+        Fitch F1+
Bear, Stearns & Co., Inc.               100%         P-1           A-1        Fitch F1+
BNP Paribas Securities Corp.            100%         P-1           A-1        Fitch F1+
Charter One Financial Inc.               10%         NR            WR
Chase Financial Corp.                   100%       Aa3/P-1        A+/A1      Fitch A+/F1
Chase Manhattan Mortgage Corporation    100%       Aa3/P-1        A+/A1      Fitch A+/F1
Chase Securities Inc.                   100%       Aa3/P-1        A+/A1      Fitch A+/F1
CIBC World Markets Corp.                100%       Aa3/P-1         NR
Citicorp Mortgage Corp.                 100%       Aa1/P-1      AA-/A-1+    Fitch AA+/F1+
Colorado Housing Finance Authority      100%         Aaa         AA-/A1+
Commercial Federal Corp.                 10%         WR            BB+      Fitch BBB-/F3
Countrywide                             100%       A3/P-2         A/A-1       Fitch A/F1
CSFB                                    100%       Aa3/P-1       A+/A-1     Fitch AA-/F1+
Daiwa Securities America, Inc.           25%        Baa3         BBB/A-2     Fitch BBB/F2

                                     D13-5

        TAKE-OUT INVESTORS           LIMIT MOODY'S LT/ST S&P LT/ST RATED ENTITY
        ------------------           ----- ------------- --------- -------------
Dakota County Bond (Minnesota)        100%      Aaa         NR
Deutsche Bank Securities Inc.         100%    Aa3/P-1    AA-/A-1+  Fitch AA-/F1+
Dresdner Kleinwort Benson
  North America LLC                   100%    A1/P-1       A/A-1     Fitch A/F1
E*Trade                                10%      Ba3         BB
Federal Home Mortgage Corp.           100%    Aaa/P-1    AAA/ A1+
Federal National Mortgage
  Association                         100%    Aaa/P-1       AAA
Fidelity Bancshares, Inc.             100%    Aa3/P-1    AA-/A-1+     Fitch A+
First Franklin                         10%      NR          NR
First Nationwide Mortgage
  Corporation                          10%      NR          NR
First Union Mortgage Corporation      100%    Aa3/P-1     A+/A-1   Fitch AA-/F1+
Fleet Mortgage group                  100%    Aa2/WR        WR     Fitch AA-/F1+
Florida Housing Finance Agency        100%      Aa1         NR
Fuji Securities Inc.                  100%      WR          A2        Fitch WR
GE Capital Mortgage Services Inc.     100%    Aaa/P-1    AAA/A-1+
GMAC Mortgage                          25%   Baa2/P-2     BB/B-1    Fitch BB+/B
Goldman, Sachs & Co.                  100%    Aa3/P-1     A+/A-1   Fitch AA-/F1+
Government National Mortgage
  Association.                        100%      Aaa         AAA
Greenpoint Mortgage (formerly
  Headlands Mortgage)                 100%      A2          WR        Fitch A-
Greenwich Capital Markets, Inc.       100%      Aa3         AA-      Fitch F1+
Homeside Lending Inc.                  10%      WR          WR        Fitch WR
Housing Finance Authority of
  Broward County (FL)                  10%      Aaa         NR
HSBC Securities (USA) Inc.            100%    Aa3/P-1     A+/A-1    Fitch AA/F1+
Illinois Housing Development
  Authority                           100%      Aaa       AA-/A1+
Indy Mac (Independent National
  Mortgage Corp.)                      25%      NR          BB+    Fitch BBB-/F2
J. P. Morgan Securities, Inc.         100%    Aa3/P-1      A+/A1    Fitch A+/F1
Leader Mortgage Corp.                  10%      NR          NR
Lehman Brothers Inc.                  100%    A1/P-1       A/A1     Fitch A+/F1
Long Beach Financial Corp.             10%      NR          NR
Maryland Housing Opportunities
  Commission (HOC)                     10%      NR          NR
Merrill Lynch Government
  Securities Inc.                     100%    Aa3/P-1     A+/A-1   Fitch AA-/F1+
Minnesota Housing Finance Agency       10%      NR          NR
Morgan Stanley & Co. Incorporated     100%    Aa3/P-1      A+/A1    Fitch A+/F1

                                     D13-6

TAKE-OUT INVESTORS                 LIMIT MOODY'S LT/ST S&P LT/ST  RATED ENTITY
------------------                 ----- ------------- ---------  -------------
Nesbitt Burns Securities Inc.       100%    Aa3/P-1    AA-/A-1+   Fitch AA-/F1+
Nevada State Housing Finance
  Agency                             10%      NR          NR
New Jersey Housing Finance
  Agency                             10%      NR          NR
Nomura Securities
  International, Inc.                25%     Baa1      BBB+/A-2    Fitch BBB/F2
North Carolina HFA                  100%      Aa3       AA-/A1+
Ohio Savings Financial Corp.
  (Ohio Savings Bank)                10%      NR          NR
Opteum Financial Services            10%      NR          NR
PaineWebber Incorporated            100%    Aa2/P-1       WR      Fitch AA+/F1+
Pinellas County Finance
  Authority                         100%      Aaa         A-
Pulte Corporation                    25%     Baa3        BBB-       Fitch BBB+
Regions Mortgage, Inc.
  (Regions Bank)                    100%      A1           A       Fitch A+/F1
Residential Mortgage Inc.            10%      NR          NR
Salomon Smith Barney                100%    Aa1/P-1    AA-/A-1+   Fitch AA+/F1+
Saxon Mortgage, Inc.                 10%      NR          NR
SG Cowen Securities
  Corporation                       100%    Aa2/P-1    AA-/A-1+   Fitch AA-/F1+
Texas Department of Housing
  and Community Affairs
  (TDHCA)                            10%      Aaa       AA/A1+
Texas Veteran Land Bond and
  bon VLB Loans                      10%      NR          NR
The Industrial Development
  Authority of the County of
  Maricopa, AZ                      100%      WR         A/A1
The Industrial Development
  Authority of the County of
  Pima, AZ                           10%      Ba3         B+
UBS Warburg LLC                     100%    Aa2/P-1    AA+/A-1+   Fitch AA+/F1+
Washington Mutual (formerly
  Alta Residential Mortgage)        100%    A3/P-2      A-/A-2      Fitch A/F1
Wells Fargo Funding, Inc.
  (formerly Norwest mortgage)       100%    Aa1/P-1    AA-/A-1+    Fitch AA/F1+
Wells Fargo Mortgage Resources
  (formerly Director's Acceptance)  100%    Aa1/P-1    AA-/A-1+    Fitch AA/F1+
Zions First National Bank           100%    A2/P-1      A-/A-2     Fitch A-/F1

                                     D13-7